UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Guaranty Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Subject to Completion. Preliminary Proxy Materials, dated March 11, 2013.

1331 Seventeenth Street, Suite 345
Denver, Colorado  80202

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 7, 2013

The 2013 Annual Meeting of Stockholders of Guaranty Bancorp (the “Company”) will be held on Tuesday, May 7, 2013, at 1:00 p.m., Mountain Daylight Time, at the Company’s principal executive offices, 1331 Seventeenth Street, Denver, Colorado  80202, for the following purposes:

1.                                      To elect nine (9) members of the Board of Directors who shall hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1).

2.                                      To hold a vote on the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 (Proposal 2).

3.                                      To vote on a proposal to amend the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio of one-to-five (Proposal 3).

4.                                      To hold an advisory vote on executive compensation (Proposal 4).

5.                                      To hold an advisory vote on the frequency of the advisory vote on executive compensation (Proposal 5).

6.                                      To consider and act upon such other business and matters or proposals as may properly come before the annual meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on March 15, 2013 as the record date for determining which stockholders have the right to receive notice of and to vote at the annual meeting or any postponements or adjournments thereof.

You are cordially invited to attend the 2013 Annual Meeting of Stockholders.

By Order of the Board of Directors

Christopher G. Treece, Secretary

Denver, Colorado
March 22, 2013

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT AS MANY SHARES AS POSSIBLE MAY BE REPRESENTED AT THE MEETING.  Your vote is important and we appreciate your cooperation in returning promptly your executed proxy card. Your proxy is revocable and will not affect your right to vote in person at the annual meeting.

Appendix A —              Form of Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of Guaranty  Bancorp

PROXY STATEMENT
FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 7, 2013

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Guaranty Bancorp, a Delaware corporation (the “Company,” “we” or “our”), to be used at our 2013 Annual Meeting of Stockholders (the “Meeting”) and at any postponements or adjournments thereof.  The Meeting is scheduled to be held as follows:

Date:	Tuesday, May 7, 2013
Time:	1:00 p.m., Mountain Daylight Time
Place:	Guaranty Bank Building 1331 Seventeenth St., Lower Level Denver, Colorado 80202

This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about April 1, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 7, 2013, at 1:00 p.m., Mountain Daylight Time:

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are also available at https://materials.proxyvote.com/40075T.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

1.              What is being voted on at the Meeting?

The matters to be considered and voted upon at the Meeting are as follows:

A.                                    Election of Directors.  To elect nine (9) members of the Board of Directors who shall hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1).

B.                                    Ratification of Independent Registered Public Accounting Firm.  To hold a vote on the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 (Proposal 2).

C.                                    Reverse Stock Split.  To vote on a proposal to amend the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio of one-to-five (Proposal 3).

D.                                    Say-on-Pay.  To hold an advisory vote on executive compensation (Proposal 4).

E.                                     Frequency of Say-on-Pay Votes.  To hold an advisory vote on the frequency of the advisory vote on executive compensation (Proposal 5).

F.                                      Other Business.  To consider and act upon such other business as may properly come before the Meeting or any postponements or adjournments thereof.

2.              Who is entitled to vote at the Meeting? How many votes am I entitled to?

Only holders of record of our voting common stock, par value $0.001 per share, as of March 15, 2013 (the “Record Date”) may vote at the Meeting.  As of the Record Date, there were 101,824,333 shares of our voting common stock outstanding, including 2,643,418 shares of unvested restricted stock, held by approximately 214 stockholders of record.

Holders of our voting common stock are entitled to cast one vote for each share of voting common stock held by them as of the Record Date on any matter submitted to the stockholders for a vote.  For the election of directors (Proposal 1), each share of voting common stock is entitled to cast one vote on each of the nine (9) director nominees.

3.              How does the Board of Directors recommend I vote?

The Board of Directors recommends that you vote your shares “FOR” each of the director nominees (Proposal 1) and “FOR” the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013 (Proposal 2), “FOR” the proposal regarding an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split (Proposal 3), “FOR” the proposal regarding an advisory vote on executive compensation (Proposal 4) and “EVERY THREE YEARS” for the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation (Proposal 5) (collectively, the “Proposals”).

4.              What is the difference between a holder of record and a beneficial owner of shares held in street name?

Holder of Record.  If your shares of voting common stock are registered directly in your name with the Company’s transfer agent, Computershare Investor Services, LLC (“Computershare”), you are considered the holder (or stockholder) of record with respect to those shares.  As a holder of record, you should have received this Proxy Statement, our Annual Report and a proxy card from the Company via Computershare.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization acting as a nominee, then you are the beneficial owner of shares held in “street name”.  The organization holding your account is considered the holder of record for purposes of voting at the Meeting.  As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.  Accordingly, you should have received this Proxy Statement, our Annual Report and a vote instruction form from that organization.

5.              How many shares must be represented at the Meeting to constitute a “quorum”?

A quorum is required for the Meeting to be held.  The holders of a majority of the shares of voting common stock outstanding as of the Record Date, either present in person or by proxy, will constitute a quorum.  Your shares will be counted for purposes of determining if there is a quorum, whether representing votes FOR, AGAINST or ABSTAINED, if you either (i) are present and vote in person at the Meeting or (ii) have submitted a proxy on the Internet, by telephone or by properly submitting a proxy card or vote instruction form by mail. Broker non-votes (see #9, #10 and #11 below) will also be treated as present for purposes of determining a quorum for the Meeting.

6.              What is the vote necessary to approve each of the matters being considered at the Meeting?

Proposal 1 (election of directors).  Each director nominee must receive a majority of votes cast by the holders of voting common stock to be elected — i.e., the number of votes cast “FOR” the director nominee must exceed the number of votes cast “AGAINST” that nominee.  See “Majority Vote Standard for Election of Directors” under “Proposal 1: Election of Directors” in this Proxy Statement.

Proposal 2 (ratification of the appointment of Crowe Horwath LLP).  The proposal must receive a majority of votes cast by the holders of voting common stock — i.e., the number of votes cast “FOR” the proposal must exceed the number of votes cast “AGAINST” the proposal.

Proposal 3 (amendment to the Company’s Certificate of Incorporation to effect a reverse stock split).  The proposal must receive the affirmative vote of a majority of the outstanding shares of voting common stock. In addition, the proposal must receive the approval of the sole holder of the outstanding shares of the Company’s non-voting common stock, which approval has already been received.

Proposal 4 (advisory vote on executive compensation).  The proposal must receive a majority of votes cast by the holders of voting common stock — i.e., the number of votes cast “FOR” the proposal must exceed the number of votes cast “AGAINST” the proposal. While this vote is required by law, it will neither be binding on the Company or on the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board.  However, the Board’s CNG Committee will consider the outcome of the vote when considering future executive compensation decisions.

Proposal 5 (advisory vote on the frequency of say-on-pay votes).  Generally, approval of any matter presented to stockholders requires a majority of the votes cast. However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s stockholders.  Even though this vote will neither be binding on the Company or the Board nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board, the Board will consider the outcome of this vote in making a determination on the frequency at which advisory votes on executive compensation will be included in the Company’s proxy statement.

7.              What do I have to do to vote?

Holders of Record.  If you are a holder of record, you may vote either in person at the Meeting, via the Internet (by following the instructions provided on the proxy card), by telephone (by calling the toll free number found on the proxy card), or by mail (by filling out the proxy card and sending it back in the envelope provided).

Street Name Holders.  If you hold your shares in “street name”, you should receive a voting instruction form from your brokerage firm, bank, broker-dealer or other nominee asking you how you want to vote your shares.  If you do not, you should contact your brokerage firm, bank, broker-dealer or other nominee and obtain a voting instruction form from them.  You may vote in person at the Meeting, but you must obtain a legal proxy from the organization that holds your shares.

8.              Can I change or revoke my vote after I voted?

Holders of Record.  If you are a holder of record, you may change or revoke your vote at any time before it is counted at the Meeting by:

•                                          notifying our Secretary in writing that you wish to revoke your proxy at the following address:

Guaranty Bancorp
Attention:  Christopher G. Treece, Secretary
1331 Seventeenth Street, Suite 345
Denver, Colorado  80202

•                                          attending the Meeting and voting in person; or

•                                          submitting a later dated proxy card.

Attending the Meeting by itself will not automatically revoke your prior proxy.  You must comply with one of the methods indicated above in order to revoke your proxy.

Street Name Holders.  If you hold your shares in “street name”, please refer to the information in the materials provided by your brokerage firm, bank, broker-dealer or other nominee for an explanation of how to change or revoke your vote and of the effect of not indicating a vote.

9.              What happens if I do not give specific voting instructions?

Holders of Record. If you are a holder of record and you either (i) indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board or (ii) sign and return a proxy card without giving specific instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Meeting.

Street Name Holders.  If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.  If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares.  This is generally referred to as a “broker non-vote”.

10.       Which proposals are considered “routine” or “non-routine”?

A broker or other nominee may generally vote on routine matters, but cannot vote without instructions on non-routine matters (i.e., a broker non-vote).

The Company believes that Proposal 2 (the ratification of the appointment of Crowe Horwath LLP) will be considered routine under the rules of the New York Stock Exchange (which apply to brokers), and therefore no broker non-votes are expected to exist in connection with Proposal 2.

The Company believes that Proposal 1, Proposal 3, Proposal 4 and Proposal 5 will each be considered non-routine, and therefore there may be broker non-votes on each of these Proposals.

11.       How are broker non-votes treated?

Broker non-votes are counted for purposes of determining whether a quorum is present, but are not considered as votes cast.  For the purpose of determining whether the stockholders have elected each of the nominees for director (Proposal 1), whether the stockholders have approved the Say-on-Pay proposal (Proposal 4) and which vote frequency the stockholders have elected with respect to the Frequency of Say-on-Pay Votes proposal (Proposal 5), broker non-votes will have no effect on the vote.  For the purpose of determining whether the stockholders have approved the reverse stock split proposal (Proposal 3), broker non-votes will have the same effect as an “AGAINST” vote.

12.       How are abstentions treated?

Abstentions are counted for purposes of determining whether a quorum is present, but are not considered as votes cast.  Shares not present at the Meeting and abstentions will have no effect on Proposals 1, 2, 4 and 5, but will have the same effect as an “AGAINST” vote with respect to Proposal 3 (the reverse stock split).

13.       How will voting on any other business be conducted?

We do not know of any other business to be considered at the Meeting.  For holders of record, if any other business is presented at the Meeting, any of the persons named on the proxy card as your designated proxies may vote on that matter in his or her discretion.  If you hold your shares in “street name,” please see the materials provided by your brokerage firm, bank, broker-dealer or other nominee for an explanation of how your shares will be voted on any other business.  Any such matter must receive a majority of votes cast — i.e., the number of votes cast “FOR” the matter must exceed the number of votes cast “AGAINST” the matter (or any higher vote required by our Bylaws or the Delaware General Corporation Law) — in order to be approved.

14.       Who pays the cost of soliciting proxies on behalf of the Company?

The Company will pay the cost of preparing, assembling and mailing the proxy materials and soliciting proxies for the Meeting.  In addition to the solicitation of proxies by mail, some of the directors, officers and employees of the Company or its subsidiaries may solicit proxies telephonically, electronically or by other means of communication.  Such directors, officers and employees will receive no additional compensation for their services.  We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

15.       Can I attend the Meeting and vote in person? How can I obtain directions to attend the Meeting?

Any stockholder entitled to vote at the Meeting may attend the Meeting and vote in person.  If you hold shares in “street name” and would like to attend the Meeting and vote in person, you will need to bring an account statement or other acceptable evidence of ownership of voting common stock as of the Record Date.  Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Meeting.  Each stockholder who attends may be asked to present valid picture identification, such as a driver’s license or passport.  Please note that the use of cell phones, PDAs, recording and photographic equipment and/or computers is not permitted in the meeting room at the Meeting.

To obtain directions to attend the Meeting, please call 303-293-5500 or contact our Investor Relations at investor.relations@gbnk.com.

16.       How do I get more information about the Company?

With this Proxy Statement, we are also sending you our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which includes our financial statements.  If you did not receive our Annual Report, we will send it to you without charge.  The Annual Report includes a list of exhibits filed with the Securities and Exchange Commission (the “SEC”), but does not include the actual exhibits.  If you wish to receive our Annual Report or copies of the exhibits or other information about the Company, please write to:

Guaranty Bancorp

Attention:  Investor Relations

1331 Seventeenth Street, Suite 345

Denver, Colorado  80202

You may also send your request by e-mail to investor.relations@gbnk.com.

We also maintain a website at www.gbnk.com where you may view, print and download our public filings made with the SEC, as well as other information about the Company.  In addition, the SEC maintains a website at www.sec.gov that contains our public filings.  The public may also read and copy any materials we file with the SEC at the SEC’s Public Reference Room, located at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are also available at https://materials.proxyvote.com/40075T.

“HOUSEHOLDING” OF PROXY MATERIALS

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, the Company is delivering a single copy of the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless the Company has received contrary instructions from one or more of the stockholders. This procedure reduces the Company’s printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to receive separate proxy cards. If you reside at an address that received only one copy of our proxy materials as a result of householding, we will deliver additional copies upon request (by writing to our mailing address or e-mail address listed above, or by calling Investor Relations at 303-675-1194). If you object to householding and wish to receive separate copies of documents in the future, or if you received multiple copies of your proxy materials at a single address and would like to request delivery of a single copy in the future:

Holders of Record. If you are a holder of record, you may contact us by writing to our mailing address or e-mail address listed above, or by calling Investor Relations at 303-675-1194.

Street Name Holders.  If you hold your shares in “street name” (i.e., through a brokerage firm, bank, broker-dealer or other nominee), you should contact such brokerage firm, bank, broker-dealer or other nominee.

BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT

The following table sets forth information as of March 15, 2013 regarding the beneficial owners of more than five percent of the outstanding shares of voting common stock (the only class of voting securities outstanding).  To the Company’s knowledge, there are no beneficial owners of more than five percent of the outstanding shares of voting common stock as of March 15, 2013 other than those set forth below. For purposes of the following table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of voting common stock that such person has the right to acquire within 60 days.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Voting Common Stock		Percent of Class(1)

Patriot Financial Group Cira Centre 2929 Arch Street, 27th Floor Philadelphia, PA 19104-2868	17,840,834	(2)	17.5%

Relational Investors, LLC 12400 High Bluff Drive, Suite 600 San Diego, CA 92130	17,592,000	(3)	17.3%

Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, New Jersey 07078-2789	10,734,591	(4)	10.5%

John M. Eggemeyer 6051 El Tordo Rancho Santa Fe, CA 92067-1329	7,801,605	(5)	7.7%

William J. Ruh 6051 El Tordo Rancho Santa Fe, CA 92067-1329	7,554,384	(6)	7.4%

Castle Creek Capital Partners IV, LP 6051 El Tordo Rancho Santa Fe, CA 92067-1329	7,149,247	(7)	7.0%

Jerry L. Tubergen and RDV Corporation 126 Ottawa Avenue, NW, Suite 500 Grand Rapids, MI 49503	6,368,222	(8)	6.3%

(1)                                 Based on 101,824,333 shares of voting common stock issued and outstanding as of March 15, 2013, including 2,643,418 shares of unvested restricted stock.

(2)                                 Based on 15,212,878 shares held by Patriot Financial Partners, L.P. and 2,627,956 shares held by Patriot Financial Partners Parallel, L.P.  The following are members of the “Patriot Financial Group”: each of Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (together, the “Patriot Funds”), Patriot Financial Partners, GP, L.P., the general partner of the Patriot Funds (“Patriot GP”), Patriot Financial Partners, GP, LLC, general partner of Patriot GP (“Patriot LLC”) and each of W. Kirk Wycoff, Ira M. Lubert and James J. Lynch, general partners of the Patriot Funds and Patriot GP and members of Patriot LLC.  Accordingly, securities owned by the Patriot Funds may be regarded as being beneficially owned by Patriot GP, Patriot LLC and each of W. Kirk Wycoff, Ira M. Lubert and James J. Lynch.

(3)                                 Based on 8,796,000 shares held by each of Relational Investors Mid-Cap Fund I, L.P. and Relational

Investors Mid-Cap Fund II, L.P. (together, the “Relational Funds”).  Relational Investors, LLC is the sole general partner of each of the Relational Funds and, pursuant to limited partnership agreements, Relational Investors, LLC has sole investment discretion and voting authority over the shares of the Company owned by the Relational Funds. Accordingly, securities owned by the Relational Funds may be regarded as being beneficially owned by Relational Investors, LLC.  Each of Ralph V. Whitworth and David H. Batchelder, as principals of Relational Investors, LLC, may be deemed to share indirect beneficial ownership of the shares which Relational Investors, LLC may beneficially own. Each of Messrs. Whitworth and Batchelder disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(4)                                 The following information is based on Amendment No. 7 to Schedule 13G filed on July 10, 2012 by Franklin Mutual Advisers, LLC.  The shares reported above are beneficially owned by one or more open-end investment companies or other managed accounts which, pursuant to investment management contracts, are managed by Franklin Mutual Advisers, LLC (“FMA”).  Such investment management contracts grant to FMA all investment and voting power over the securities owned by such investment management clients.  FMA disclaims any pecuniary interest or beneficial ownership in any of the shares reported above.  Mutual Shares Fund, a series of Franklin Mutual Series Funds, has an interest in 5,731,834 shares, or 5.6% of the outstanding shares, of the voting common stock.

(5)                                 Includes 380,711 shares held by the Eggemeyer Family Trust, 7,149,247 shares held by Castle Creek Capital Partners IV, LP (“CC Fund IV”), 10,527 shares of time-based restricted stock held by Castle Creek Advisors IV LLC and 261,120 additional shares held by Mr. Eggemeyer.  Mr. Eggemeyer is the trustee of the Eggemeyer Family Trust and has sole voting and dispositive power over the securities held by the Eggemeyer Family Trust.  Castle Creek Capital IV LLC is the sole general partner of CC Fund IV.  Accordingly, securities owned by CC Fund IV may be regarded as being beneficially owned by Castle Creek Capital IV LLC.  Mr. Eggemeyer is a controlling person of, and shares voting and investment power over any securities owned or deemed to be owned by, Castle Creek Capital IV LLC. Accordingly, securities owned or deemed to be owned by Castle Creek Capital IV LLC may be regarded as being beneficially owned by Mr. Eggemeyer. Mr. Eggemeyer is a managing principal of Castle Creek Advisors IV LLC. Accordingly, securities owned or deemed to be owned by Castle Creek Advisors IV LLC may be regarded as being beneficially owned by Mr. Eggemeyer. Mr. Eggemeyer disclaims beneficial ownership of the securities owned by CC Fund IV and Castle Creek Advisors IV LLC, except to the extent of his pecuniary interests therein.

(6)                                 Includes 394,610 shares held by the Lisa A. Ruh Trust, of which Mr. Ruh’s spouse is the trustee, 7,149,247 shares held by CC Fund IV and 10,527 shares of time-based restricted stock held by Castle Creek Advisors IV LLC.  Castle Creek Capital IV LLC is the sole general partner of CC Fund IV.  Accordingly, securities owned by CC Fund IV may be regarded as being beneficially owned by Castle Creek Capital IV LLC.  Mr. Ruh is a controlling person of, and shares voting and investment power over any securities owned or deemed to be owned by, Castle Creek Capital IV LLC.  Accordingly, securities owned or deemed to be owned by Castle Creek Capital IV LLC may be regarded as being beneficially owned by Mr. Ruh.  Mr. Ruh is a managing principal of Castle Creek Advisors IV LLC. Accordingly, securities owned or deemed to be owned by Castle Creek Advisors IV LLC may be regarded as being beneficially owned by Mr. Ruh. Mr. Ruh disclaims beneficial ownership of the securities owned by the Lisa A. Ruh Trust, CC Fund IV and Castle Creek Advisors IV LLC, except to the extent of his pecuniary interests therein.

(7)                                 Castle Creek Capital IV LLC is the sole general partner of CC Fund IV.  Accordingly, securities owned by CC Fund IV may be regarded as being beneficially owned by Castle Creek Capital IV LLC.  Castle Creek Capital IV LLC disclaims beneficial ownership of the securities owned by CC Fund IV, except to the extent of its pecuniary interest therein.  CC Fund IV also owns 5,095,000 shares of the Company’s non-voting common stock, par value $0.001 per share, which represents 100% of the outstanding shares of non-voting common stock.  The shares of non-voting common stock are only convertible into shares of voting common stock by a holder (other than CC Fund IV) who receives such shares by means of (i) a widespread public distribution, (ii) a transfer in which no transferee (or group of associated transferees) would receive 2% or more of any class of voting securities of the Company or (iii) a transfer to a transferee that would control more than 50% of the voting securities of the Company without any transfer from such transferor or its affiliates.

(8)                                 The above information is based in part on Amendment No. 1 to Schedule 13G filed on February 13, 2012 by Jerry L. Tubergen, RDV Corporation and RDV Capital Management, L.P. Shares beneficially owned by

Mr. Tubergen include shares held by RDV Corporation Supplemental Executive Retirement Trust, Heritage Capital Management L.P., RDV Capital Management, L.P., 196 Investors, LLC, Harbour Point Investors, LLC, four individual trusts of which Mr. Tubergen serves as trustee, and Randall Damstra and Julie Duisterhof. Shares beneficially owned by RDV Corporation include shares held by RDV Corporation Supplemental Executive Retirement Trust, RDV Capital Management, L.P., 196 Investors, LLC, Harbour Point Investors, LLC, and Randall Damstra and Julie Duisterhof. Mr. Tubergen and RDV Corporation have shared dispositive power over shares beneficially owned by Randall Damstra and Julie Duisterhof.

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table indicates the beneficial ownership of each outstanding class of the Company’s equity securities (i.e., the voting common stock and the non-voting common stock, which are collectively referred to in this Proxy Statement as the “common stock”) as of March 15, 2013 by: (1) each of the Company’s current directors and nominees for election; (2) the chief executive officer (the “CEO”) during 2012 and the other named executive officers (as defined in Item 402(m)(2) of Regulation S-K) of the Company for 2012 (together as a group, the “Named Executive Officers”); and (3) all current directors, nominees and executive officers of the Company as a group, based on the Company’s records and data supplied by each of the current directors, nominees and executive officers.  For purposes of the following table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of the Company’s equity securities that such person has the right to acquire within 60 days.

Name or Number of Persons in Group	Amount and Nature of Beneficial Ownership of Class of Voting Common Stock		Percent of Class (1)	Amount and Nature of Beneficial Ownership of Class of Non-Voting Common Stock		Percent of Class (2)

Directors and Nominees Who Are Not Named Executive Officers
Edward B. Cordes Current Director and Director Nominee	146,372	(3)	*	—		—
John M. Eggemeyer Current Director and Director Nominee	7,801,605	(4)	7.7%	5,095,000	(5)	100.0%
Keith R. Finger Current Director and Director Nominee	386,730	(6)	*	—		—
Stephen D. Joyce Current Director and Director Nominee	261,650	(7)	*	—		—
Gail H. Klapper Current Director and Director Nominee	84,718	(8)	*	—		—
Stephen G. McConahey Current Director and Director Nominee	10,527	(9)	*	—		—
W. Kirk Wycoff Current Director and Director Nominee	17,840,834	(10)	17.5%	—		—
Albert C. Yates Current Director and Director Nominee	64,355	(8)	*	—		—
Named Executive Officers
Paul W. Taylor President and Chief Executive Officer, Current Director and Director Nominee	721,587	(11)	*	—		—
Michael B. Hobbs President, Guaranty Bank and Trust Company	375,393	(12)	*	—		—
Cathy P. Goss Executive Vice President and Chief Credit Officer	293,741	(13)	*	—		—
All Current Directors, Nominees and Executive Officers as a group (12 persons)	28,264,516		27.8%	5,095,000		100.0%

*                                         Represents less than 1.0% of the outstanding shares of the Company’s voting common stock calculated in accordance with Rule 13d-3 (which concerns the calculation of beneficial ownership) under the Securities Exchange Act of 1934.

(1)                                 Based on 101,824,333 shares of voting common stock of the Company issued and outstanding as of March 15, 2013, including 2,643,418 shares of unvested restricted stock.

(2)                                 Based on 5,095,000 shares of non-voting common stock of the Company issued and outstanding as of March 15, 2013.

(3)                                 Includes 17,544 shares of unvested time-based restricted stock.

(4)                                 Includes 380,711 shares held by the Eggemeyer Family Trust, 7,149,247 shares held by Castle Creek Capital Partners IV, LP (“CC Fund IV”), 10,527 shares of time-based restricted stock held by Castle Creek Advisors IV LLC and 261,120 additional shares held by Mr. Eggemeyer.  Mr. Eggemeyer is the trustee of the Eggemeyer Family Trust and has sole voting and dispositive power over the securities held by the Eggemeyer Family Trust.  Castle Creek Capital IV LLC is the sole general partner of CC Fund IV.  Accordingly, securities owned by CC Fund IV may be regarded as being beneficially owned by Castle Creek Capital IV LLC.  Mr. Eggemeyer is a controlling person of, and shares voting and investment power over any securities owned or deemed to be owned by, Castle Creek Capital IV LLC. Accordingly, securities owned or deemed to be owned by Castle Creek Capital IV LLC may be regarded as being beneficially owned by Mr. Eggemeyer. Mr. Eggemeyer is a managing principal of Castle Creek Advisors IV LLC. Accordingly, securities owned or deemed to be owned by Castle Creek Advisors IV LLC may be regarded as being beneficially owned by Mr. Eggemeyer. Mr. Eggemeyer disclaims beneficial ownership of the securities owned by CC Fund IV and Castle Creek Advisors IV LLC, except to the extent of his pecuniary interests therein.

(5)                                 All shares are held by CC Fund IV.  Mr. Eggemeyer disclaims beneficial ownership of the securities owned by CC Fund IV, except to the extent of his pecuniary interest therein. The shares of non-voting common stock are only convertible into shares of voting common stock by a holder (other than CC Fund IV) who receives such shares by means of (i) a widespread public distribution, (ii) a transfer in which no transferee (or group of associated transferees) would receive 2% or more of any class of voting securities of the Company or (iii) a transfer to a transferee that would control more than 50% of the voting securities of the Company without any transfer from such transferor or its affiliates.

(6)                                 Includes 10,527 shares of unvested time-based restricted stock. All other shares are held by KRF Investments, LLC, which is solely owned by Mr. Finger.

(7)                                 Includes 10,527 shares of unvested time-based restricted stock and 50,000 shares held by the Super Market Liquors Employee Pension and Trust, of which Mr. Joyce is a trustee and shares voting and investment power over any securities owned or deemed to be owned by the trust.

(8)                                 Includes 10,527 shares of unvested time-based restricted stock.

(9)                                 Represents shares of unvested time-based restricted stock.

(10)                          Based on 15,212,878 shares held by Patriot Financial Partners, L.P. and 2,627,956 shares held by Patriot Financial Partners Parallel, L.P.  The following are members of the “Patriot Financial Group”: each of Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (together, the “Patriot Funds”), Patriot Financial Partners, GP, L.P., the general partner of the Patriot Funds (“Patriot GP”), Patriot Financial Partners, GP, LLC, general partner of Patriot GP (“Patriot LLC”) and each of W. Kirk Wycoff, Ira M. Lubert and James J. Lynch, general partners of the Patriot Funds and Patriot GP and members of Patriot LLC.  Accordingly, securities owned by the Patriot Funds may be regarded as being beneficially owned by Patriot GP, Patriot LLC and each of W. Kirk Wycoff, Ira M. Lubert and James J. Lynch.

(11)                          Includes 339,901 shares of unvested performance-based restricted stock and 203,993 shares of unvested time-based restricted stock.

(12)                          Includes 179,306 shares of unvested performance-based restricted stock and 148,581 shares of unvested time-based restricted stock.

(13)                          Includes 69,136 shares of unvested performance-based restricted stock and 118,277 shares of unvested time-based restricted stock.

PROPOSAL 1: ELECTION OF DIRECTORS

Size of Board.  The Bylaws of the Company provide that the authorized number of directors shall be fixed from time to time by resolution of a majority of the Board of Directors.  The number of directors is currently fixed at nine (9) and the Board is currently composed of nine (9) directors.

Majority Vote Standard for Election of Directors.  The Company’s Bylaws require that each director be elected by a majority of the votes cast with respect to such director in uncontested elections — i.e., the number of votes cast “FOR” the director nominee must exceed the number of votes cast “AGAINST” that nominee.  In a contested election, the standard for election of directors would be a plurality of the votes cast.  This year’s election was determined to be an uncontested election, and the majority vote standard will apply.  If a nominee who is serving as a director is not elected at the Meeting, Delaware law provides that the director would continue to serve on the Board as a “holdover director”.  However, under our Corporate Governance Guidelines, each director annually submits a resignation that is effective if the director fails to be elected through a majority vote.  In that situation, the Compensation, Nominating and Governance Committee of the Board (the “CNG Committee”) would make a recommendation to the Board about whether to reject or accept the resignation, or whether to take other action.  The Board will accept the resignation unless it determines that acceptance is not in the best interests of the Company and its stockholders.  The Board will take action within 90 days from the date the election results are certified, unless such action would cause the Company to fail to comply with any requirement of NASDAQ or any rule or regulation promulgated under the Securities Exchange Act of 1934, in which event the Company will take action as promptly as is practicable while continuing to meet such requirements.  The Board will promptly publicly disclose its decision and the rationale behind it.  If a nominee who was not already serving as a director fails to receive a majority of votes cast at the Meeting, Delaware law provides that the nominee does not serve on the Board as a “holdover director”.

Nominees and Qualifications.  The nine (9) persons named in the following table have been recommended by the CNG Committee of the Board and approved by the Board of Directors as nominees for election to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified.  Each of these persons currently serves as a director of the Company.  The biographies of each of the nominees below contains information regarding the person’s service as a director, principal occupation and business experience for the past five years, director positions held currently or at any time during the last five years with respect to publicly-held companies, and the specific experience, qualifications, attributes or skills that led the CNG Committee and the Board to the conclusion that the person should serve as a director.  In addition to the information presented below, we also believe that all of our nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company and our Board.

With respect to the election, absent any specific instruction in the proxies solicited by the Board, the persons named as proxies will vote all proxies “FOR” the election of each of the Board’s nominees listed below, or as many thereof as possible if any persons are nominated other than by the Board of Directors.  In the event that any of the Board’s nominees are unable to serve as directors, it is intended that each proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors.  Alternatively, the Board may reduce the size of the Board.  To the best of its knowledge, the Company has no reason to believe that any of the nominees will be unable to serve as directors if elected.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the nominees listed below.

Name	Principal Occupation; Background	Age	Year Elected or Appointed Director

Edward B. Cordes

Mr. Cordes has served as Chairman of the Board since 2011. Mr. Cordes is an owner and President of Cordes & Company, a consulting firm specializing in insolvencies and economic valuations. Mr. Cordes is also the owner and President of Cordes & Company Financial Services, Inc., which acquires troubled assets. He has been appointed the duty of Receiver or Trustee in over 200 court actions. Mr. Cordes also serves as a director of the Company’s subsidiary, Guaranty Bank and Trust Company. During his 34 years as a certified public accountant, Mr. Cordes had served in senior management positions with Ernst & Young and Cooperative Service Company. He holds a B.B.A. degree from Colorado State University and an M.A. Accountancy degree from the University of Nebraska. Mr. Cordes is a member of the Association of Insolvency Accountants, Turnaround Management Association and National Association of Certified Valuation Analysts. He is also active in the Denver community by continued support of various charitable organizations and serves on the Colorado State Fair Board. He is past National Chairman of the National Association of Certified Valuation Analysts. Mr. Cordes brings extensive experience in accounting and work-out situations to our Board, as well as leadership and risk assessment skills. In addition, his integral involvement in some of the communities which we serve provides the Board an important perspective.

		61	2004

John M. Eggemeyer

Mr. Eggemeyer served as Chairman of the Board of the Company from 2004 to 2010. From 2004 to 2006, Mr. Eggemeyer also served as Chief Executive Officer of the Company. He is a co-founder and chief executive of Castle Creek Capital LLC, a merchant banking firm specializing in the financial services industry, and Castle Creek Financial LLC, a licensed broker/dealer. Mr. Eggemeyer serves as Chairman of the Board of PacWest Bancorp, Chairman and Chief Executive Officer of White River Capital, Inc. and a director of Heritage Commerce Corp. Mr. Eggemeyer also currently serves as a trustee of Northwestern University and on the Parent Advisory Board of Stanford University. Mr. Eggemeyer brings extensive leadership and banking experience to our Board, including specific community banking expertise and management experience, as well as public company expertise and consensus-building skills. In addition, his knowledge of and experience in capital markets is an invaluable resource as the Company regularly assesses its capital and liquidity needs. Finally, he provides perspective to the Board as a key investor in the Company.

		67	2004

Name	Principal Occupation; Background	Age	Year Elected or Appointed Director

Keith R. Finger

Since 2007, Mr. Finger has been the founder and principal of Monarch Natural Gas Holdings, LLC (and its predecessor Monarch Investments Holdings, LLC), a natural gas gathering and processing company, which is a portfolio company of Metalmark Capital. From 1992 to 2007, Mr. Finger served as founder, principal and chief financial officer to several natural gas gathering, processing and marketing companies, including Cantera Natural Gas, LLC, Canyon Natural Gas, LLC, Highlands Natural Gas, Inc. and Mountain Gas Resources, Inc., each of which was a portfolio company of Morgan Stanley Capital Partners and eventually sold. In the 1980s, Mr. Finger served as chief financial officer for two publicly traded oil and gas exploration companies, Ensource Inc. (NYSE listed) and Presidio Oil Company (AMEX listed). Previously, Mr. Finger was a CPA with Deloitte & Touche for six years. Mr. Finger is currently a member of The Economic Club of Colorado. He holds a Masters of Taxation from the University of Denver and MBA and BS (Business & Economics) degrees from the University of Kansas. Mr. Finger also served in the United States Army from 1969 to 1972, with two tours in South Vietnam. Mr. Finger brings extensive knowledge and experience in finance and accounting and the oil and gas industry, as well as public company experience and leadership and risk assessment skills to our Board. In addition, his integral involvement in some of the communities which we serve provides the Board an important perspective.

		65	2012

Stephen D. Joyce

For the past 36 years, Mr. Joyce has been the owner and President of Supermarket Liquors, Inc., located in Fort Collins, Colorado, where he is active in the community. Mr. Joyce is also a 50% owner of Boomer Music LLC located in Ft. Collins. From 1987 to September 2005, Mr. Joyce served as a director of First MainStreet Financial, Ltd., most recently as Chairman of the Board. Mr. Joyce brings to our Board an understanding of one of our previously acquired bank’s history and customer base, as well as management expertise and leadership skills to our Board. In addition, his integral involvement in some of the communities which we serve provides the Board an important perspective.

		64	2005

Name	Principal Occupation; Background	Age	Year Elected or Appointed Director

Gail H. Klapper

Since 1989, Ms. Klapper has served as the Member/Director of the Colorado Forum, a statewide, nonpartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado. She is also the Managing Attorney of The Klapper Firm, the President of Ward Lake Sales Company and Manager of 6K Ranch and Tack. In 1976, she was appointed by President Ford as a White House Fellow and Special Assistant to the Secretary of the Interior. After her term in Washington, Ms. Klapper served as a member of Colorado Governor Richard D. Lamm’s Cabinet. Ms. Klapper currently serves on the Board of Great-West Funds, Inc. a subsidiary of Great-West Life & Annuity Insurance Company, and as a Director and member of the Executive Committee of the National Western Stock Show Association. Ms. Klapper received her B.A. in Political Science from Wellesley College and earned a Juris Doctor degree at the University of Colorado Law School. Ms. Klapper brings leadership skills in consensus-building to our Board, as well as her extensive expertise and knowledge of the Colorado economic, political and business environment. In addition, her integral involvement in some of the communities which we serve provides the Board an important perspective.

		69	2007

Stephen G. McConahey

Mr. McConahey is currently chairman of SGM Capital, LLC and co-founder and partner of Iron Gate Capital, a private equity investment firm. Previously, Mr. McConahey was president and chief operating officer of EVEREN Capital Corporation and its principal subsidiary, EVEREN Securities, Inc. Mr. McConahey began his career in the securities brokerage industry in 1977 when he joined Boettcher and Company in Denver, Colorado. At Boettcher, he was named chairman and chief executive officer in 1984. He joined Kemper Financial Services in 1985 shortly after Boettcher was acquired by Kemper Corporation. Earlier in his career, Mr. McConahey received a White House Fellowship and served as a program manager in the U.S. Department of Transportation. He also served as a member of President Ford’s senior White House staff as Special Assistant for Intergovernmental Affairs. Mr. McConahey received a bachelor’s degree from the University of Wisconsin and an M.B.A. from Harvard Business School. Mr. McConahey is active in numerous national and community boards and advisory groups, and currently serves on the board of the Gerald R. Ford Presidential Foundation, the Denver School of Science and Technology and the Boys and Girls Clubs of Metro Denver. He also currently serves on corporate boards of CalDak International, Great-West Funds, Inc., a subsidiary of Great-West Life & Annuity Insurance Company, and IMA Financial Group, Inc. Mr. McConahey brings extensive financial services experience and perspective to our Board, as well as leadership skills. In addition, his integral involvement in some of the communities which we serve provides the Board an important perspective.

		69	2012

Name	Principal Occupation; Background	Age	Year Elected or Appointed Director

Paul W. Taylor

Mr. Taylor is the President and Chief Executive Officer of the Company. Mr. Taylor was appointed President and CEO and as a director of the Company in 2011. He is also the Chief Executive Officer and Chairman of the Board of the Company’s subsidiary, Guaranty Bank and Trust Company. Prior to becoming the Company’s President and CEO, Mr. Taylor was Executive Vice President, Chief Financial and Operating Officer and Secretary of the Company (serving in one or more of those capacities since 2004). From 2000 to 2004, he served as Chief Financial Officer of the Company’s predecessor. During his 28-year banking and investment banking career, he worked for Alex Sheshunoff Investment Banking as a Director of Mergers and Acquisitions. He was also an investment banker with Century Capital Group, where he advised small businesses on M&A and financing. Mr. Taylor worked for KeyCorp for 12 years in both New York and the Rocky Mountain Region in numerous management positions and left the company as Executive Vice President and Chief Financial Officer of the Rocky Mountain Region. Mr. Taylor brings extensive experience in banking and executive management to our Board. Mr. Taylor’s experience as a leader in our market provides insight to our Board on the factors that impact both the Company and our communities. Moreover, Mr. Taylor’s day to day leadership and intimate knowledge of our business and operations provide the Board with company-specific experience and expertise.

		52	2011

W. Kirk Wycoff

Since 2007, Mr. Wycoff has been a managing partner of Patriot Financial Partners, a private equity fund focused on investing in community banks and thrifts throughout the United States. He has more than 30 years of entrepreneurial banking experience. Mr. Wycoff also serves as a director of the Company’s subsidiary, Guaranty Bank and Trust Company. He also serves as Chairman of Continental Bank Holdings, Inc., a director of Square 1 Financial, Inc., a director of Heritage Commerce Corp and a director of Porter Bancorp, Inc. From 2005 to 2007, Mr. Wycoff served as President and CEO of Continental. From 1991 to 2004, Mr. Wycoff was Chairman and CEO of Progress Financial Corp., which was acquired by FleetBoston Financial Corp. in 2004. Mr. Wycoff earned his B.A. degree in Business Administration from Franklin & Marshall College. Mr. Wycoff serves on the Board of Directors of non-profit corporations including the Continental Foundation, which raises money for less privileged children, and the Lincoln Center, which helps to provide alternative education programs for troubled youth and also helps families with life transitions. Mr. Wycoff brings extensive leadership and community banking experience to our Board, including executive management experience, as well as public company expertise and risk assessment skills. In addition, he provides perspective to the Board as a key investor in the Company.

		54	2009

Name	Principal Occupation; Background	Age	Year Elected or Appointed Director

Albert C. Yates

Dr. Yates retired in June 2003 after 13 years as President of Colorado State University. He was also Chancellor of the Colorado State University System until October 2003, and is a former member of the board of the Federal Reserve Bank of Kansas City-Denver Branch and the board of directors of First Interstate Bank. He currently serves as a director of Level 3 Communications. Dr. Yates also served as a director of Adolph Coors Company from 1998 to 2005, a director of StarTek, Inc. from 2004 to 2011, a member of the board of trustees of the Berger Funds from 2001 to 2005, a director and Chairman of the Board of Centennial Bank of the West, a former subsidiary of the Company, from 2002 through 2004, and a director of Dominion Industrial Capital Bank from 1999 to 2000. Dr. Yates graduated magna cum laude from Memphis State University, with degrees in chemistry and mathematics. He earned his doctorate in theoretical chemical physics from Indiana University at Bloomington. Dr. Yates’ extensive background in education and administration provides our Board with leadership and consensus-building skills on a variety of matters, including corporate governance. In addition, he brings to the Board extensive experience and related expertise serving on a variety of public company boards, including the compensation and audit committees of some of those companies.

		71	2005

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.  Representatives from Crowe Horwath LLP are expected to be present at the Meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.  For further information regarding the fees charged and services provided by Crowe Horwath LLP in 2012 and 2011 to the Company, see “Independent Registered Public Accounting Firm Fees and Services” in this Proxy Statement.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

PROPOSAL 3: REVERSE STOCK SPLIT

General

Our Board of Directors believes it is in the best interests of the Company and its stockholders to authorize a reverse stock split of the Company’s outstanding capital stock (i.e., both voting common stock and non-voting common stock) at a ratio of one-for-five, including a proportionate reduction of the Company’s authorized common stock and preferred stock (the “Reverse Stock Split”). The Board is asking stockholders to approve an amendment to the Company’s Certificate of Incorporation to provide for the Reverse Stock Split. The proposed amendment to the Company’s Certificate of Incorporation is attached hereto as Appendix A (the “Split Amendment”). If this Proposal 3 is approved by stockholders, our Board will have authority to effect the Reserve Stock Split if and at such time as it determines to be appropriate. At any time prior to effectiveness of the filing of the Split Amendment with the Delaware Secretary of State, our Board has the right, in its sole discretion, to abandon the Reverse Stock Split without further action by the stockholders.

If this Proposal 3 is approved and the Reverse Stock Split effected, the number of issued and outstanding shares of common stock would be reduced by a ratio of one share for every five shares outstanding, and the currently authorized number of shares of our common stock would be proportionately reduced from 150,000,000 shares to 30,000,000 shares (i.e., to 28,750,000 shares of voting common stock and 1,250,000 shares of non-voting common stock). The Reverse Stock Split would also proportionately reduce the number of authorized shares of our preferred stock from 50,000,000 shares to 10,000,000 shares. Currently, there are no outstanding shares of our preferred stock. The relative voting and other rights that accompany shares of common stock and preferred stock will not be affected by the Reverse Stock Split.

Stockholders do not have the statutory right to dissent and obtain an appraisal of their shares under Delaware law or under the Company’s Certificate of Incorporation or Bylaws in connection with the proposal to approve the Reverse Stock Split.

Purpose

The Board is proposing the Reverse Stock Split with the primary intent of increasing the market price of our common stock to make our common stock more attractive to a broader range of institutional and other investors. On March 15, 2013, the closing price of our voting common stock on the NASDAQ Global Select Market was $     .     per share. The Board is also seeking to reduce certain administrative burdens and costs relating to the large number of shares that are currently issued and outstanding.

Among the factors considered by the Board in reaching its decision to recommend the Reverse Stock Split, the Board considered the potential effects of having stock that trades at a low price. For example, certain brokerage firms have internal practices and policies that discourage individual brokers from dealing in stocks trading below a particular dollar level. Further, since the brokerage commissions on stock with a low trading price generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in stocks with a low trading price pay transaction costs (commissions, markups, or markdowns) at a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase the common stock. The Board also believes that certain institutional investors, such as mutual funds or pension plans, may have policies or procedures that discourage or prohibit acquisitions of shares priced at less than $5.00 per share. Each of these factors could weaken the market for the common stock. We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split.

Our Board also believes that having a large number of shares outstanding increases administrative burdens and costs. Currently, the fees that we pay to list our shares on the NASDAQ Global Select Market are based on the number of shares we have outstanding. Also, the fees that we pay for custody and clearing services, the fees that we pay to the SEC to register securities for issuance and the costs of our proxy solicitations are all based on or related to the number of shares being held, cleared or registered as applicable. Reducing the number of shares that are outstanding and that will be issued in the future may reduce the amount of fees and tax that we pay to these organizations and agencies, as well as other organizations and agencies that levy charges based on the number of shares rather than the value of the shares.

Effects of the Reverse Stock Split

To effect the Reverse Stock Split, if this Proposal 3 is approved by stockholders, the Company would file the Split Amendment with the Delaware Secretary of State on any date selected by our Board. Upon filing and without further action on the part of the Company or its stockholders, the outstanding shares of common stock held by stockholders of record as of the effective time set forth in the Split Amendment would be converted into the right to receive a number of shares of common stock issued in accordance with the Certificate of Incorporation (the “New Common Stock”) calculated based on the reverse split ratio of one-for-five.

We will issue cash in lieu of any fractional shares left after effecting the Reverse Stock Split.

As an example, if a stockholder presently holds 100 shares of common stock, he or she would hold 20 shares following the Reverse Stock Split. As a second example of a situation resulting in fractional shares, if a stockholder presently holds 124 shares of common stock, he or she would hold 24 shares following a one-for-five split and be paid cash for the 0.8 share that was remaining. No fractional shares or scrip would be issued. Each stockholder who would otherwise be entitled to a fraction of a share would receive a cash payment for such share based on the closing price of a share of voting common stock as reported on the NASDAQ Global Select Market or other securities trading market on which it is traded as of the effective date of the Reverse Stock Split. Shares of New Common Stock issued upon completion of the Reverse Stock Split will be fully paid and nonassessable.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

All outstanding stock options and convertible securities, if any, will be adjusted to reduce the number of shares to be issued upon exercise or conversion of such options or convertible securities, and increase the exercise or conversion price thereof, proportionately. The number of shares deliverable upon settlement or vesting of outstanding restricted stock awards will be similarly adjusted. Also, the Company has 8,500,000 shares of voting common stock authorized for issuance under its Amended and Restated 2005 Stock Incentive Plan (the “Plan”) of which 4,332,148 shares remain available for grant as of the date of this Proxy Statement. Under the terms of the Plan, when the Reverse Stock Split becomes effective, the number of shares reserved for issuance under the Plan will be proportionately decreased as well.

As of the record date for the Meeting, the Company had approximately 214 holders of record of the voting common stock and one holder of record of the non-voting common stock (although the Company had significantly more beneficial holders). The Company does not expect the Reverse Stock Split to result in a significant reduction in the number of record holders.

Following the Reverse Stock Split, our voting common stock will continue to be listed on the NASDAQ Global Select Market under the symbol “GBNK”, although NASDAQ will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the effective date of the Reverse Stock Split to indicate that a reverse stock split has occurred.

Following the Reverse Stock Split, our common stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our common stock or preferred stock per share, which in each case will remain $0.001 par value per share. As a result, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Exchange of Stock Certificates; Fractional Shares

As soon as practicable after the effective time of the Reverse Stock Split, the Company, or its transfer agent, will send a letter to each stockholder of record for use in transmitting certificates representing shares of common stock (“old certificates”) to the Company’s transfer agent, Computershare (the “Exchange Agent”). The letter of transmittal will contain instructions for the surrender of old certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of New Common Stock and a cash payment in lieu of any fractional share. No new certificates will be issued to a stockholder until stockholder old certificates are surrendered, together with a properly completed and executed letter of transmittal, to the Exchange Agent.

Stockholders will then receive a new certificate or certificates representing the number of whole shares of New Common Stock into which their shares of common stock have been converted as a result of the Reverse Stock Split. Until surrendered, outstanding stock certificates held by stockholders will be deemed for all purposes to represent the number of whole shares of New Common Stock to which such stockholders are entitled as a result of the Reverse Stock Split. Stockholders should not destroy any stock certificate(s) and should not send their old certificates to the Exchange Agent until they have received the letter of transmittal. All expenses of the exchange of certificates will be borne by the Company.

If your shares of common stock are held in book-entry form with the transfer agent, meaning you do not have stock certificates evidencing your ownership of the common stock and receive a statement reflecting the number of shares registered in your accounts, you will not need to take action to receive shares of post-Reverse Stock Split common stock. The exchange will be automatic and you will receive cash in lieu of fractional shares.

We intend to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial or “street name” holders. However, these banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split and making payment for fractional shares. Stockholders holding shares of our common stock with a bank, broker or other nominee should contact their bank, broker or other nominee with any questions in this regard.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to a U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”).  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

The Company believes that the Reverse Stock Split will qualify as a recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code, in which case a stockholder of the Company who exchanges common stock solely for New Common Stock should recognize no gain or loss for federal income tax purposes. A stockholder’s aggregate tax basis in his or her shares of New Common Stock received from the Company should remain the same, as should the holding period for the shares, provided all such common stock is held as a capital asset. Stockholders who receive cash in lieu of a fractional share will realize capital gain (or loss) in an amount equal to the difference between the amount of cash received and the adjusted basis of the fractional share surrendered, unless the transaction is deemed to be equivalent to a dividend.

U.S. stockholders who are individuals, estates or trusts with income in excess of certain thresholds are also required to pay a 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of shares of stock for taxable years beginning after December 31, 2012.  U.S. stockholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of shares of our common stock.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on federal income tax laws as currently in effect and as presently interpreted and is provided for general information only. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split. This summary is not intended as tax advice to any particular person and does not address any consequences of the Reverse Stock Split under state, local and foreign tax laws. We encourage you to consult your own tax advisor regarding the specific U.S. federal, state, local and foreign income and other tax consequences of the Reverse Stock Split to you.

The Board of Directors recommends that stockholders vote “FOR” Proposal 3 to approve the amendment to the Company’s Certificate of Incorporation relating to the Reverse Stock Split (at a ratio of one-for-five).

PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is providing its stockholders with the opportunity to cast an advisory vote on executive compensation as described below.

The Company’s two primary goals for its executive compensation program are (1) to link a considerable portion of executive compensation to the performance of the Company, thereby aligning the interests of our executive officers with the interests of our stockholders, and (2) to attract, motivate and retain highly competent and dedicated executives who will provide leadership for the Company’s success. The Company seeks to accomplish these goals through a base salary coupled with annual cash incentive bonuses and long-term performance-based equity awards at competitive but prudent levels that are closely aligned to the annual and long-term performance objectives of the Company and corporate goals that are meaningful to our stockholders.

The “Executive Compensation” section included in this Proxy Statement below describes the Company’s executive compensation program and the decisions made by the Board of Directors and the CNG Committee in 2012 in more detail.

The Company requests stockholder approval of the compensation of the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables, through the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

While this vote is required by law, as an advisory vote, it will neither be binding on the Company or on the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board.  However, the Board’s CNG Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

The Board of Directors recommends that stockholders vote “FOR” Proposal 4 to approve the Company’s executive compensation.

PROPOSAL 5: ADVISORY VOTE ON THE FREQUENCY OF SAY-ON PAY VOTES

As described in Proposal 4 above, the Company’s stockholders are being provided the opportunity to cast an advisory vote on the Company’s executive compensation program. The advisory vote on executive compensation described in Proposal 4 above is referred to as a “say-on-pay vote.”

This Proposal 5 affords stockholders the opportunity to cast an advisory vote on how often the Company should include a say-on-pay vote in its proxy materials for future annual stockholder meetings (or special stockholder meeting for which the Company must include executive compensation information in the proxy statement for that meeting).  Under this Proposal 5, stockholders may vote to have the say-on-pay vote every year, every two years or every three years, or stockholders may abstain. You are not voting to approve or disapprove the Board’s recommendation on this item.

The Company’s executive compensation program ties a considerable portion of the compensation provided to our named executive officers to our long-term performance. We believe that a triennial vote will give our stockholders the opportunity to more fully assess the success or failure of our long-term compensation strategies and the related business outcomes with the hindsight of three years of corporate performance.  In addition, we believe that a three-year vote cycle allows sufficient time for our Board to review and respond to stockholders’ views on executive compensation and to implement changes, if necessary, to our executive compensation program.

Even though the vote on this proposal will neither be binding on the Company or the Board nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board, the Board values the opinions expressed by stockholders in these votes and will consider the outcome of these votes in determining the frequency of the say-on-pay vote.

The Board of Directors recommends that stockholders vote on Proposal 5 to hold say-on-pay votes EVERY THREE YEARS.

CORPORATE GOVERNANCE AND BOARD COMMITTEES

The Company is committed to maintaining good corporate governance practices.  The Board regularly reviews its governance standards and procedures to ensure compliance with changing laws, rules and regulations that govern the Company’s business.  The Company’s website at www.gnbk.com includes important information regarding Company policies and Board committee charters, including the Company’s Corporate Governance Guidelines and Code of Business Conduct and Ethics, as well as the Company’s SEC filings and press releases.

During 2012, the Board of Directors of the Company met seven (7) times.  The independent directors also met at least twice in executive session during 2012.  Mr. Cordes, the Chairman of the Board, presided as chairman at meetings of the independent directors.  During 2012, no incumbent director attended fewer than 75% of the aggregate of the meetings of the Board (during the period for which he or she was a director) and the meetings held by all of the committees of the Board on which he or she served (during the periods that he or she served).  The Board’s policy regarding director attendance at the Annual Meeting of Stockholders is that directors are welcome to attend, and that the Company will make all appropriate arrangements for directors that choose to attend.  All directors attended the 2012 Annual Meeting of Stockholders, except for Messrs. Eggemeyer and McConahey.

The current members of the Board of Directors’ committees are as follows:

Director	Audit Committee	Compensation, Nominating and Governance Committee	Corporate Risk Committee
Edward B. Cordes			C
John M. Eggemeyer
Keith R. Finger	C
Stephen D. Joyce
Gail H. Klapper
Stephen G. McConahey
Paul W. Taylor
W. Kirk Wycoff
Albert C. Yates		C

 = Member   C = Chair

Board Leadership Structure

Under our Corporate Governance Guidelines, the Board is free to select its Chairman and the Company’s Chief Executive Officer (CEO) in the manner it considers in the best interests of the Company at any given point in time. These positions may be filled by one individual or by two different individuals.  Since 2011, the Company has had a separate, independent Chairman of the Board — Mr. Cordes.

Our Corporate Governance Guidelines further provide that, if the Chairman of the Board is not an independent director, the independent directors shall designate a Lead Director to preside over executive sessions of the independent directors of the Board, act as the principal liaison between the independent directors and the Chairman of the Board and perform such other duties as the Board may determine from time to time.  However, since our current Chairman of the Board, Mr. Cordes, is an independent director, a Lead Director is not necessary.

The Board believes its administration of its risk oversight function is not adversely affected by the Board’s existing leadership structure. To assure effective independent oversight, the Board has adopted a number of governance practices, including holding regular executive sessions of the independent directors, generally, at the conclusion of each regularly scheduled meeting of the Board. In addition, the CNG Committee, which consists only of independent directors, evaluates the performance of our CEO and presents its findings to our independent directors.

Board’s Role in Risk Oversight

Pursuant to our Corporate Governance Guidelines, the Board has designated the Corporate Risk Committee with the primary responsibility to oversee and monitor the risks that arise in the general conduct of business by the Company and its subsidiaries. In 2012, the Corporate Risk Committee approved the establishment of an Enterprise Risk Management Committee (“ERM Committee”), which is comprised of employee representatives from the major areas of the Company and meets at least quarterly.  The responsibility of the ERM Committee is to identify and document areas of risk within the Company and to assess and develop responses to and report on opportunities and threats that affect the achievement of the Company’s strategic goals.  The ERM Committee also reviews on an annual basis the risk assessment completed by the Company’s internal auditor, the Company’s Risk Management Policy (which addresses the identification, measurement, control, and monitoring of several categories of risks, including credit, interest rate, liquidity, transaction, compliance, strategic and reputational risk) and the Company’s risk management processes. The Corporate Risk Committee meets at least quarterly with members of executive management and receives various risk-related reports, including reports of the ERM Committee and other reports related to liquidity, credit, operations and insurance, among others. The Corporate Risk Committee provides a report to the full Board on at least a quarterly basis. For further information on the duties and responsibilities of the Corporate Risk Committee, see the subsection “Corporate Risk Committee” below.  In addition to the Corporate Risk Committee, the other committees of the Board consider the risks within their areas of responsibility. For example, the CNG Committee considers the risks that may be implicated by our executive compensation program and the Audit Committee considers the risks that may be identified through the Company’s internal audit process.

Independence

Eight (8) out of the nine (9) members of the current Board (89%) are independent directors.  At least annually, the Board, with the assistance of the CNG Committee, evaluates the independence of the directors based on the independence requirements of The NASDAQ Stock Market LLC (“NASDAQ”) listing standards and applicable SEC rules and regulations.

The Board has affirmatively determined, upon the recommendation of the CNG Committee, that each of the following directors and nominees met the independence requirements of the NASDAQ listing standards and applicable SEC rules and regulations:  Messrs. Cordes, Eggemeyer, Finger, Joyce, McConahey, Wycoff and Yates and Ms. Klapper.

In making such determinations, the Board considered and evaluated banking, commercial, service, familial and other relationships between each director or immediate family member and their related interests and the Company, if any, including the relationships described under “Certain Relationships and Transactions with Related Persons” in this Proxy Statement as well as the following relationships:

•                  Messrs. Cordes, Finger, Joyce and Yates and Ms. Klapper, or certain members of their immediate families or certain of their related interests, are customers of and conduct banking transactions with the Company’s bank subsidiary in the ordinary course of business on customary terms.

The Board determined that none of these relationships would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit Committee

During 2012, the Audit Committee met eleven (11) times.  The Board has determined that each member of the Audit Committee is independent, including having met the additional independence requirements for Audit Committee membership.  The Board has also determined that each member of the Audit Committee is financially literate and that at least one audit committee financial expert, Mr. Finger, serves on the Audit Committee.  Information regarding the functions performed by the Audit Committee is set forth in the “Report of the Audit Committee” included in this Proxy Statement, as well as in the Audit Committee charter.  The charter of the Audit Committee was last amended as of

February 5, 2013, a copy of which may be obtained on the Company’s website at www.gbnk.com under the section entitled “Corporate Governance”.

Compensation, Nominating and Governance (“CNG”) Committee

During 2012, the CNG Committee met eight (8) times.  The Board has determined that each member of the CNG Committee is independent, including having met the additional independence requirements under the newly adopted NASDAQ listing standards with respect to compensation committees (adopted pursuant to Section 952 of the Dodd-Frank Act).  The CNG Committee reviews and makes recommendations to the Board of Directors on matters concerning nominees for positions on the Board of Directors; reviews and makes recommendations to the Board regarding the compensation of the directors and director independence; reviews and approves the compensation of the Company’s chief executive officer and other executive officers; reviews and approves the Company’s incentive compensation plans and equity-based plans, 401(k) plan, deferred compensation plan(s) and other employee benefit plans; and is directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the CNG Committee.  The CNG Committee also assists the Board of Directors in promoting the best interests of the Company and its stockholders through the implementation of sound corporate governance principles and practices, including the review and approval or ratification of related-party transactions of the Company.  The CNG Committee operates under a charter that was amended as of February 5, 2013, a copy of which may be obtained on the Company’s website at www.gbnk.com under the section entitled “Corporate Governance”.

In identifying and recommending nominees for positions on the Board of Directors, the CNG Committee places primary emphasis on the criteria set forth under “Selection of Directors” in our Corporate Governance Guidelines, namely: (1) independence qualifications under the NASDAQ listing standards and other qualifications necessary for committee membership; (2) working knowledge of the banking business; (3) experience with businesses and other organizations of comparable size; (4) integrity, accomplishments and reputation in the business community; (5) current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business; (6) personal qualities and characteristics; (7) ability and willingness to commit adequate time to Board and committee matters; (8) the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; (9) diversity of viewpoints, backgrounds, experience and other demographics; (10) other factors, such as judgment, skill, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board; and (11) the absence of factors that would reflect negatively on the Company or legally disqualify the director nominee, including without limitation, a criminal conviction or poor reputation.

In addition, under the terms of the Investment Agreement, dated as of May 6, 2009, as amended, between the Company and the investors named therein, each of (x) Patriot Financial Partners, L.P. and Patriot Financial Partners Parallel, L.P. (collectively, the “Patriot Funds”), together, and (y) Relational Investors Mid-Cap Fund I, L.P. and Relational Investors Mid-Cap Fund II, L.P. (collectively, the “Relational Funds”), together, is entitled to nominate one person to either be elected or appointed as a director or be appointed as an observer to the Company’s Board of Directors.  The Patriot Funds and the Relational Funds are the two largest stockholders of the Company.  The Patriot Funds’ director nominee was Mr. Wycoff.  The Relational Funds elected to have an individual appointed as a Board observer.  Further, as long as either the Patriot Funds or the Relational Funds beneficially own at least 4.9% of the outstanding shares of voting common stock, the Company is required to recommend to its stockholders the election of the person nominated by either the Patriot Funds or the Relational Funds to be appointed or elected as a director at the Company’s annual meeting of stockholders, subject to satisfaction of all legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the CNG Committee.  The CNG Committee approved, and the Board has recommended, the election of Mr. Wycoff as a director at the Annual Meeting.

The CNG Committee does not set specific, minimum qualifications that nominees must meet in order for the CNG Committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors and its committees.  The CNG Committee may seek input from other members of the Board in identifying possible candidates, and may, in its discretion, engage one or more search firms to assist in the recruitment of director candidates.  The CNG Committee will consider nominees for director nominated by the Company’s stockholders in accordance with the Company’s Bylaws.  The CNG Committee will consider candidates recommended by stockholders against the same criteria as nominees not proposed by stockholders.  Stockholders who wish to submit director nominees for consideration by the CNG Committee for election at our 2013 Annual Meeting should follow the process detailed under “Stockholder Proposals and Director Nominations — 2013 Annual Meeting” in the Section entitled “Other Business” in this Proxy Statement.

For further information on the Company’s processes and procedures for the consideration and determination of executive compensation, please see the sub-section entitled “Executive Compensation — Overview of Executive Compensation” in this Proxy Statement.  For further information on the Company’s processes and procedures for the consideration and determination of director compensation, please see the Section entitled “Director Compensation” in this Proxy Statement.

Corporate Risk Committee

During 2012, the Corporate Risk Committee met five (5) times.  The purpose of the Corporate Risk Committee is to oversee management’s responsibilities to assess and manage the risks that arise in the general conduct of our business.  The Corporate Risk Committee’s duties and responsibilities include overseeing the asset/liability management process of the Company and its subsidiaries, overseeing the Company’s credit risk exposure, reviewing and approving the adequacy of the Company’s loan loss reserves, reviewing legal and regulatory trends and potential exposures, including monitoring the Company’s compliance and progress with any regulatory enforcement or supervisory action applicable to the Company or its bank subsidiary, overseeing the adequacy of the Company’s insurance coverage; overseeing the operations risk of the Company such as the Company’s business continuity and disaster recovery program, information systems security program and ACH risk exposure; and overseeing the Company’s risk governance structure and the Company’s risk management and risk assessment processes, guidelines and policies, including the Company’s ERM Committee.  The charter of the Corporate Risk Committee was last amended as of February 5, 2013, a copy of which may be obtained on the Company’s website at www.gbnk.com under the section entitled “Corporate Governance”.

Family Relationships

There are no family relationships among any of the directors or executive officers of the Company.

DIRECTOR COMPENSATION

Compensation.  Director compensation is reviewed by the CNG Committee, which recommends director compensation to the Board for approval.  The Company’s Corporate Governance Guidelines provide that a peer review of director compensation be conducted at least every three years.  The CNG Committee does not regularly use an outside consultant to evaluate director compensation.  In the latter part of 2011, the CNG Committee engaged a compensation consultant, McLagan, an Aon Hewitt Company, to conduct a competitive review of our director compensation. In connection with such review, a custom peer group was established with the input of McLagan, the Board and management. The peer group, which was chosen based upon relevant factors such as geography, asset size, profitability and credit quality, consisted of 20 publicly traded financial institutions ranging in total assets from approximately $1 billion to $5 billion and headquartered in Colorado, California, Oklahoma, Oregon, Texas and Washington. McLagan’s review included data on total compensation, including cash compensation and all forms of equity compensation. Based upon such review, in May 2012, the CNG Committee recommended to the Board, and the Board approved, the following director compensation:

•                  Each non-management director is paid an annual cash retainer of $40,000, except that the Chairman of the Board is paid $66,666.

•                  Each non-management director is entitled to receive an annual grant of restricted stock having a value equal to $20,000, except that the Chairman of the Board is entitled to receive an annual grant of restricted stock having a value equal to $33,333.  In general, stock grant amounts will be based on the closing price of our voting common stock on the date of the Annual Meeting of Stockholders and will vest on the date immediately preceding the next Annual Meeting of Stockholders (but no later than June 30 of that year).  Notwithstanding the foregoing, a director may request “relief” from being granted a stock award from the Board if such stock award would pose a regulatory or other hardship on such director (such as violating an existing passivity commitment); in such case, the value of the stock award will be paid as part of the annual cash retainer (which is paid on a quarterly basis).

•                  Committee chairs receive an additional annual cash retainer, $10,000 in the case of each of the Audit Committee and the CNG Committee and $5,000 in the case of the Corporate Risk Committee, to the extent such chair is a non-management director.

•                  Directors are reimbursed for their reasonable travel, lodging, food and other expenses incurred in connection with their service on the Board and its committees.

2012 Director Compensation Table

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	All Other Compensation ($)	Total ($)

Edward B. Cordes	82,673	33,334	—	116,007

John M. Eggemeyer	43,516	20,001	—	63,517

Keith R. Finger	47,389	20,001	—	67,390

Stephen D. Joyce	43,516	20,001	—	63,517

Gail H. Klapper	43,516	20,001	—	63,517

Stephen G. McConahey	32,664	20,001	—	52,665

Kathleen Smythe	5,220	—	—	5,220

W. Kirk Wycoff	56,484	—	—	56,484

Albert C. Yates	51,758	20,001	—	71,759

(1)                                 Ms. Smythe resigned from the Board effective February 7, 2012.  Mr. Finger was appointed to the Board effective February 7, 2012.  Mr. McConahey was appointed to the Board effective March 20, 2012.

(2)                                 Represents the aggregate grant date fair market value computed in accordance with FASB ASC Topic 718, using the valuation assumptions described in the “Notes to the Consolidated Financial Statements” section of the Company’s Annual Report on Form 10-K, as filed with the SEC on February 14, 2013. Each of Messrs. Eggemeyer, Finger, Joyce, McConahey and Yates and Ms. Klapper had 10,527 shares of unvested time-based restricted stock outstanding at December 31, 2012. Mr. Cordes had 17,544 shares of unvested time-based restricted stock outstanding at December 31, 2012. Mr. Wycoff was provided “relief” from being granted a stock award and, in lieu of the stock award, was paid the value of the stock award as part of his annual cash retainer.

Stock Ownership Guidelines.  As a result of the McLagan review, in May 2012, the CNG Committee also recommended to the Board, and the Board approved, certain stock ownership guidelines for directors.  Each director must beneficially own at least $100,000 of our common stock within a two year period of either the adoption of these stock ownership guidelines or becoming a director, as applicable.  All shares beneficially owned (as determined under the federal securities laws) by the director shall be included in determining whether such ownership threshold is met; provided, that with respect to stock awards, only vested stock awards are counted.  Any stock owned by existing directors as of the adoption date of these stock ownership guidelines (May 8, 2012), or for any new director appointed or elected in the future as of the date such director is appointed or elected, is valued at the closing price of our voting common stock on such date.  Any future acquisitions of stock are valued at cost basis, except that with respect to stock awards, the per share fair market value on the vesting date is used.  Although full compliance with these guidelines is not required until May 2014, as of the date of this Proxy Statement, eight of our nine directors already own at least the threshold amount of our common stock under the guidelines.

EXECUTIVE OFFICERS

The following table sets forth, as to each of the persons who currently serve as executive officers of the Company, such person’s age, current position and the period during which such person has served in such position. Following the table is a description of each executive officer’s principal occupation during the past five years (or more).

Name	Age	Position	Year in which assumed the current position	Year hired by the Company

Paul W. Taylor	52	President and Chief Executive Officer of the Company	2011	2000
Michael B. Hobbs	50	President, Guaranty Bank & Trust Company	2011	2011
Christopher G. Treece	44	Executive Vice President, Chief Financial Officer and Secretary of the Company	2011	2007
Cathy P. Goss	56	Executive Vice President and Chief Credit Officer of the Company	2011	2006

Paul W. Taylor.  Mr. Taylor is the President and Chief Executive Officer of the Company.  Mr. Taylor was appointed President and CEO and as a director of the Company in 2011.  He is also the Chief Executive Officer and Chairman of the Board of the Company’s subsidiary, Guaranty Bank and Trust Company.  Prior to becoming the Company’s President and CEO, Mr. Taylor was Executive Vice President, Chief Financial and Operating Officer and Secretary of the Company (serving in one or more of those capacities since 2004).  From 2000 to 2004, he served as Chief Financial Officer of the Company’s predecessor.  During his 28-year banking and investment banking career, he worked for Alex Sheshunoff Investment Banking as a Director of Mergers and Acquisitions.  He was also an investment banker with Century Capital Group, where he advised small businesses on M&A and financing.  Mr. Taylor worked for KeyCorp for 12 years in both New York and the Rocky Mountain Region in numerous management positions and left the company as Executive Vice President and Chief Financial Officer of the Rocky Mountain Region.

Michael B. Hobbs.  Mr. Hobbs is the President and a director of Guaranty Bank and Trust Company, joining the Company in 2011. From 2009 to 2011, Mr. Hobbs served as Managing Director, Financial Institutions Group Investment Banking with St. Charles Capital, LLC, an investment banking firm.  Prior to St. Charles Capital, Mr. Hobbs served in several positions with KeyCorp, including as (1) President of the Rocky Mountain Region (Colorado, Utah and Idaho) from 2007-2009, representing and managing approximately $5 billion in assets and 110 branches, (2) President of the Colorado District for KeyCorp from 2005 — 2007, representing and managing approximately $2 billion in assets and 45 branches, (3) Regional Executive & EVP — Rocky Mountain Region Commercial Banking from 2003 — 2005, (4) Senior Vice President — McDonald Investments/Investment Banking from 1999 to 2003 and (5) Senior Vice President — Colorado Commercial Banking from 1996 — 1999.

Christopher G. Treece.  Mr. Treece is Executive Vice President, Chief Financial Officer and Secretary of the Company and holds the same positions at Guaranty Bank and Trust Company.  He also has served as a director of Guaranty Bank and Trust Company since 2009.  Prior to being appointed Executive Vice President, Chief Financial Officer and Secretary in 2011, Mr. Treece served as the Company’s and the bank’s Senior Vice President and Corporate Controller.  Prior to joining the Company in 2007, Mr. Treece worked at UMB Financial Corporation in Kansas City, Missouri, a multi-bank holding company with $15 billion in assets, for approximately four years as Senior Vice President, Controller, Tax Director and Chief Accounting Officer. In this position, he managed the Corporate Finance, Tax, Purchasing, Accounts Payable and Payroll departments and was responsible for internal controls over financial reporting. As Chairman of UMB’s Disclosure Committee, he worked closely with the Board’s audit committee. As the controller and chief accounting officer, he had significant interaction with the management reporting, investor relations, operations, facilities, human resources and the treasury departments. Prior to joining UMB, Mr. Treece worked for seven years at RSM McGladrey within the financial services group, working with over one-hundred community banks throughout Colorado, Oklahoma, Kansas and Missouri. Mr. Treece began his career at

KPMG in Kansas City, where he worked over five years primarily with community banks as well as other financial institutions and several insurance companies.

Cathy P. Goss.  Ms. Goss is Executive Vice President and Chief Credit Officer of the Company and holds the same position at Guaranty Bank and Trust Company.  Ms. Goss also has served as a director of Guaranty Bank and Trust Company since 2011.  Prior to being appointed as Executive Vice President and Chief Credit Officer in 2011, Ms. Goss served as Executive Vice President, Commercial Banking of Guaranty Bank and Trust Company. Prior to joining the Company in 2006, Ms. Goss worked at U.S. Bank for 21 years, ending in the capacity of Senior Vice President and Manager for the Commercial Banking team.  Ms. Goss served in a management capacity at U.S. Bank since 1996, including five years where (in addition to running a commercial team), she managed business banking lending groups in North Denver, Colorado Springs and Pueblo.  Prior to 1996, Ms. Goss was a senior relationship manager, progressing into this role after two years of formal credit training at the beginning of her banking career.

EXECUTIVE COMPENSATION

Overview of Executive Compensation

CNG Committee — Scope of Authority.  Pursuant to its charter, among other things, the CNG Committee administers the Company’s compensation program and various incentive and benefit plans, including the Amended and Restated 2005 Stock Incentive Plan and the Executive Cash Incentive Plan.  The CNG Committee reviews and approves (or recommend to the Board for approval) the compensation of members of executive management, including the executives who are identified in the Summary Compensation Table in this Proxy Statement (whom we refer to as our “Named Executive Officers”), evaluates the performance of the executive management team (including the CEO) and considers executive management succession and related matters.  The CNG Committee also periodically reviews, assesses and monitors the performance, and regularly reviews the design and function, of the Company’s incentive compensation arrangements to ensure that any risk-taking incentives are consistent with the safety and soundness of the organization.  Under its charter, the CNG Committee has the authority to delegate any of its duties and responsibilities (or functions) to a subcommittee of the CNG Committee consisting of one or more members, as appropriate and to the extent permitted by law.  The CNG Committee’s charter also permits the approval of any equity awards to Section 16 directors and officers by a subcommittee of “non-employee directors” (as defined in Rule 16b-3 of the Securities Exchange Act of 1934).

Compensation Philosophy and Objectives.  The Company’s executive compensation program is designed to maximize stockholder value by aligning compensation with the Company’s performance and to attract, motivate, retain and reward a highly qualified and dedicated executive management team.

The first goal of our compensation program is to link a considerable portion of executive compensation to the performance of the Company, thereby aligning the interests of our executive officers with the interests of our stockholders.  We balance this shareholder alignment goal with incentive plans that do not encourage imprudent risk-taking that would be inconsistent with the long-term health of the Company.  The CNG Committee seeks to achieve this goal through a base salary coupled with annual cash incentive bonuses and long-term performance-based equity awards, historically in the form of restricted stock grants.  The annual cash bonuses and long-term equity awards are tied to key performance goals that are meaningful to our stockholders and are designed to improve organizational and individual performance while mitigating undue risk-taking.  To that extent, the Company follows the final Guidance on Sound Incentive Compensation Policies issued on June 21, 2010 by the Federal Reserve, the Office of the Comptroller of the Currency, the Office of Thrift Supervision and the Federal Deposit Insurance Corporation (the “SICP Guidance”).  On a periodic basis, the Company evaluates its incentive compensation arrangements and related risk management, control, and corporate governance processes to ensure that they (1) do not encourage excessive risk-taking and do not pose a threat to the safety and soundness of the organization and (2) are consistent with the principles described in the SICP Guidance.  A risk assessment, which process the CNG Committee oversees, was performed on all of the Company’s incentive compensation arrangements at the beginning of 2013, the results of which were reviewed by the CNG Committee.

The second goal of our compensation program is to attract, motivate and retain highly competent and dedicated executives who will provide leadership for the Company’s success.  Our executives, and particularly our Named Executive Officers, are talented managers and they are often presented with opportunities at other institutions, including opportunities at potentially higher compensation levels.  The Company does not have employment agreements with any of its executive officers.  Accordingly, the CNG Committee seeks to achieve this goal by setting base compensation and incentives at competitive but prudent levels and by awarding long-term incentives in the form of stock-based awards based on achieving corporate goals that are meaningful to our stockholders.

The CNG Committee periodically reviews base and overall executive compensation levels paid by publicly traded financial institutions across a similar range of asset size to the Company, based on available data.  Taking into account factors such as internal pay equity, experience, tenure, scope of responsibility, market and economic conditions, performance and risk management considerations, the CNG Committee seeks to target overall compensation at levels that it believes to be consistent and competitive with comparable peers within the banking industry.  In addition, total executive compensation may be affected by decisions to pay higher levels of compensation in order to attract superior executive talent in critical functions or to provide additional compensation outside of the normal annual review cycle to address retention issues.

We combine the compensation elements for each of our executive officers in a way we believe will maximize such executive’s contribution to the Company without creating inappropriate risk-taking.  The CNG Committee has not established a policy or target for the allocation between either cash and non-cash or short-term and long-term compensation, but it is reviewed annually to mitigate any potential excessive risk-taking.  The CNG Committee reviews and considers information and data provided by either consultants or management, including peer group data as well as surveys or databases to which the Company subscribes, to determine the appropriate level and mix of base compensation, performance-based pay and other elements of compensation.

Role of Executive Officers in Determining or Recommending Executive Compensation.  The CNG Committee generally requests the CEO and other executives to be present at CNG Committee meetings to discuss executive compensation. Executive officers in attendance may provide their insights and suggestions, but only the CNG Committee members may vote on decisions regarding executive compensation. In particular, the CEO provides input regarding the performance of the other executive officers and makes recommendations to the CNG Committee regarding the amount and form of compensation for the other executive officers. The CNG Committee discusses the CEO’s compensation with him, but final deliberations and all votes regarding the CEO’s compensation are made in executive session, without the CEO present. Based on the above, as well as based on input from discussions with other persons and advisors as it deems appropriate, such as a compensation consultant or other members of the Board, the CNG Committee evaluates and determines the amount and form of compensation for the CEO and the other executive officers.

Review of Executive Compensation Program; Role of Compensation Consultants.  The CNG Committee does not regularly use an outside compensation consultant and determined not to employ an outside compensation consultant with respect to the determination of the amount or form of executive compensation for 2011.  However, in the latter part of 2011, the CNG Committee engaged a compensation consultant, McLagan, an Aon Hewitt Company (“McLagan”), to conduct a competitive review of our executive compensation program to assist the CNG Committee in determining and approving executive compensation for 2012.  The CNG Committee specifically engaged McLagan to: (i) review existing compensation programs; (ii) provide market benchmark information pertaining to both cash and noncash compensation for executives and directors; (iii) provide recommendations and guidance to the CNG Committee to support its oversight over such compensation programs; and (iv) provide other advice, consultation and education, as needed, including guidance relative to evolving compensation-related regulatory requirements and industry best practices.

In connection with McLagan’s review of executive compensation, a custom peer group was established with the input of McLagan, the Board and management. The peer group, which was chosen based upon relevant factors such as geography, asset size, profitability and credit quality, consisted of 20 publicly traded financial institutions ranging in total assets from approximately $1 billion to $5 billion and headquartered in Colorado, California, Oklahoma, Oregon, Texas and Washington. McLagan’s review included data on salary, cash compensation (salary and annual cash incentives), direct compensation (cash compensation and all forms of equity compensation) and total compensation (direct compensation and all other forms of compensation). The primary data source used in evaluating competitive market levels for the executive officers was the peer group, which was supplemented with banking industry survey data. McLagan also provided a report that illustrated annual and long-term incentive plan structures and suggestions for employees that included the executive officers. The executive compensation review was also provided to the CEO for his use in developing 2012 compensation recommendations to the CNG Committee regarding the other executive officers. In addition, as part of its engagement by the CNG Committee, McLagan reviewed the Company’s Executive

Cash Incentive Plan and Stock Incentive Plan to ensure that they were market competitive and compliant with the SICP Guidance, provided guidance and assistance in conducting a risk assessment of the Company’s incentive compensation plans and provided best practice information.

Components of Compensation.  The key components of our executive compensation program consist of a base salary, annual cash bonus opportunity under our Executive Cash Incentive Plan and periodic grants of time-based and performance-based restricted stock under our Amended and Restated 2005 Stock Incentive Plan.  Our executives can defer base salary through our tax-qualified 401(k) plan.  In addition, we provide change-in-control severance protection to certain of our executive officers through our Change in Control Severance Plan.  We also provide certain perquisites to our executive officers, such as a car allowance, parking and long-term disability insurance.  At least annually, the CNG Committee reviews tally sheets containing all components of compensation payable to the CEO and the other executive officers, in terms of current compensation and long-term and incentive compensation, to ensure that the compensation program is meeting the goals of the Company’s compensation philosophy.

Base Salary — The CNG Committee reviews the base salary of the CEO and the other executive officers.  The CNG Committee does not tie its base salary decisions to any particular formulas, measurements or criteria, but members take into account the Company’s performance, internal equity pay, individual executive performance and compensation levels paid by our peer group, as well as economic and other market conditions in the Company’s market area.

Annual Cash Incentive Compensation — Pursuant to the Company’s Executive Cash Incentive Plan, annual cash bonuses are paid to executives based on the achievement of pre-established quantitative and qualitative performance measures.  Quantitative performance measures may include, but are not limited to: net income; return on average assets (“ROA”); cash ROA; loan growth; asset quality ratios; return on average equity (“ROE”); cash ROE; earnings per share (“EPS”); cash EPS; stock price; efficiency ratio; and book value per share.  Each quantitative performance measure operates independently (i.e., it is possible for one measure to generate an award and not the other) and quantitative performance measures are individually weighted (i.e., one measure may be counted more heavily in calculating awards than the other).  Qualitative performance measures may include or relate to, but are not limited to: the execution of strategic goals; the quality of the Company’s regulatory relationships; individual contributions to the Company’s performance; credit-related goals; expense management goals; overall adherence to the Company’s enterprise risk management program, which covers but is not limited to the management of credit and underwriting risk, compliance and legal risk, operational and transaction risk, interest rate risk and reputation risk; or such other key qualitative measures tied to current or future Company performance.  The qualitative performance measures operate together and are not individually weighted.  Awards earned on the basis of the quantitative performance measure(s) may be increased or decreased based on the achievement of qualitative performance measures.  The achievement of qualitative performance measures may result in awards even if quantitative performance measure(s) are not achieved at the threshold level and may result in awards above the maximum performance level.  Likewise, non-achievement of qualitative performance measures may result in no awards even if quantitative performance measure(s) are achieved at or above the threshold level and may result in awards below the minimum threshold performance level.  The CNG Committee has the authority to subjectively evaluate the achievement of qualitative performance measures and increase or decrease awards based on its evaluation.  The CNG Committee uses judgment and discretion rather than relying solely on formulaic results, and generally takes into account the business and economic environment, the Company’s overall performance, budgetary considerations, each executive officer’s performance in relation to the goals set for him or her, competitive factors within the industry, and retention of key executives. Not all eligible executive officers will necessarily receive a bonus and not all eligible executive officers will necessarily receive the same bonus.  Additional amounts may be paid as bonuses to members of the Company’s executive management team who are deemed by the CNG Committee to have achieved superior performance during the fiscal year. The Company’s plan is designed to be self-funding for each performance period.

Stock-Based Awards — Stock-based awards granted to executive officers of the Company under our Amended and Restated 2005 Stock Incentive Plan may be granted from time to time at the discretion of the CNG Committee upon its own determination or recommendation from the CEO with respect to grants to other executive officers.  In line with the Company’s compensation philosophy of awarding long-term equity incentives, in 2010, the CNG Committee implemented a long-term stock award program with respect to executive officers, with the objective of granting annual performance-based awards having a performance cycle of three years.  These grants to our executive officers typically occur during the first quarter along with the formal annual evaluation of the executives’ total compensation.

Additionally, grants may also coincide with hirings, promotions or the vesting of a previous grant.  Other than to create performance incentives for executive officers, the CNG Committee may grant stock-based awards for recruiting and retention purposes.

In considering whether to grant an equity award and the size of the grant to be awarded, the CNG Committee considers, with respect to each executive officer, the salary level, the contributions expected toward the growth and profitability of the Company and, to the extent available, survey data indicating grants made to similarly situated officers at comparable financial institutions.  The CNG Committee decides whether to approve the grant of equity awards, and the terms of such grant, after deliberation in executive session with respect to grants to the CEO and after discussion with the CEO with respect to grants to other executive officers.

The Company has chosen to grant time-based and performance-based restricted stock in lieu of granting stock options as future incentive compensation.  The Company decided to use performance-based restricted stock instead of stock options as a major component of the incentive compensation for its executive officers because it more closely ties the incentive pay of executives to the performance of the Company and has a less dilutive effect to stockholders than stock option grants.  The value of both time-based and performance-based restricted stock fluctuates directly with changes in our stock price and, with respect to performance-based restricted stock, the stock only vests to the extent that specific performance targets or triggers are achieved.  No vesting occurs, and the granted shares are forfeited, if the minimum or set performance target or trigger is not met.  Historically, time-based restricted stock grants generally have vested in thirds on each of the second, third and fourth anniversaries of the commencement of the vesting period (typically hire date or CNG Committee approval date).  Since the implementation of the long-term stock award program in 2010, the CNG Committee has typically set a three year vesting period, with the grant vesting in thirds on each of the first, second and third anniversaries of the commencement of the vesting period.  Generally, the recipient of these grants is entitled to receive dividends, if any, only with respect to the vested shares.  All granted shares accelerate vesting upon a change in control of the Company, as defined in the Amended and Restated 2005 Stock Incentive Plan.

401(k) Plan — Our 401(k) plan allows executives and other participants to defer a portion of their compensation.  The Company also provides a matching contribution to the 401(k) plan. In 2011, the Company matched 50% of each dollar contributed by a participant to the 401(k) plan, with such participant contribution limited to four percent (4%) of the participant’s base salary (subject to IRS limitations) for purposes of the match. In other words, in 2011, the Company matched up to a maximum of 2% of a participant’s base salary, subject to IRS limitations.  In 2012, the Company changed the matching to match 50% of each dollar contributed by a participant to the 401(k) plan up to six percent (6%) of the participant’s base salary (subject to IRS limitations) for purposes of the match.  In other words, in 2012, the Company matched up to a maximum of 3% of a participant’s base salary, subject to IRS limitations.

Change in Control Protection — The Company has in place a Change in Control Severance Plan, which provides for severance compensation for our executive officers in the event of termination without cause or for good reason within two years following a change in control.  The purpose of the plan is to assist in recruiting, encourage retention and minimize the uncertainty and distraction caused by a potential acquisition, and to allow our executive officers to focus on performance by providing transition assistance if there is a change in control.  In addition, the plan is intended to align executive and stockholder interests by enabling the executive officers to consider corporate transactions that are in the best interests of the stockholders and other constituents of the Company without undue concern over whether the transactions may jeopardize the executives’ own employment.  The Company believes that change in control arrangements should compensate executives who are displaced by a change in control and not serve as an incentive to increase an executive’s personal wealth.  Therefore, the severance plan requires that there be both a change in control and an involuntary termination without “cause” or a voluntary termination for “good reason”, which is often referred to as a “double-trigger”.  The double-trigger ensures that the Company will become obligated to make payments under the severance plan only if the executive is actually or constructively discharged as a result of the change in control.  In addition, under the Company’s Amended and Restated 2005 Stock Incentive Plan, all granted equity awards fully vest upon a change in control.  The Company determined that accelerated vesting is appropriate under this circumstance as a means to attract and retain executives in light of the uncertainty regarding consolidation in the banking sector.  For more information on the severance plan, please see “Payments on Termination or Change of Control” in this Proxy Statement.

Section 162(m) Deductibility.  Under Internal Revenue Code Section 162(m), the Company’s tax deduction may be limited to the extent total compensation paid to the CEO or to any of the other three most highly compensated executive officers (other than the CFO) exceeds $1 million in any one tax year.  The deduction limit does not apply to payments that qualify as “performance-based” provided certain requirements are met, including receipt of stockholder approval.  Regulations under Section 162(m) also permit stock options to be excluded from compensation if certain conditions are met, but restricted stock and restricted stock awards (other than performance-based stock and performance-based stock awards) may not be exempt if the aggregate compensation of the executive officer would exceed the limit.  Generally, it is the intent of the CNG Committee to structure the Company’s cash and stock-based compensation programs so that compensation payments and stock-based awards are tax deductible.  However, the CNG Committee reserves the discretion to make payments or stock-based awards that are not tax deductible.

Compensation Summary for 2012 and 2011

The following table sets forth the 2012 and 2011 compensation for the CEO and for each of the two most highly compensated executive officers of the Company, other than the CEO, who were serving as executive officers at the end of 2012.  These persons are referred to collectively as the “Named Executive Officers”.

Summary Compensation Table

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Nonequity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Paul W. Taylor	2012	400,000	—	200,001	200,000	28,476	828,477
President and Chief Executive Officer	2011	366,667	—	200,001	200,000	26,018	792,686

Michael B. Hobbs	2012	275,000	—	137,500	110,000	22,264	544,764
President, Guaranty Bank and Trust Company	2011	N/A	N/A	N/A	N/A	N/A	N/A

Cathy P. Goss	2012	245,000	—	122,501	98,000	21,996	487,497
Executive Vice President and Chief Credit Officer	2011	221,250	—	45,500	80,000	9,016	355,766

(1)                                 Through May 2, 2011, Mr. Taylor served as the Company’s Executive Vice President, Chief Financial and Operating Officer and Secretary. Mr. Taylor was appointed as the Company’s President and Chief Executive Officer as of May 3, 2011. Ms. Goss was promoted to this executive position as of November 18, 2011.

(2)                                 Represents the aggregate grant date fair market value computed in accordance with FASB ASC Topic 718, using the valuation assumptions described in the “Notes to the Consolidated Financial Statements” section of the Company’s Annual Report on Form 10-K, as filed with the SEC on February 14, 2013. For performance-based awards, the grant date value is reported based upon the probable outcome of the performance conditions. For 2011, 112,048 shares of performance-based awards granted to Mr. Taylor are excluded from the amount reported above because they were not expected to vest as of the grant date since they represent awards for exceeding the targeted performance conditions.  Assuming the achievement of the maximum level of performance conditions with respect to these awards, the aggregate grant date value of the stock awards reportable in the above table for 2011 would be $350,000 for Mr. Taylor. Please refer to the “Outstanding Stock-Based Awards” subsection below for a discussion of the performance targets (if applicable), vesting, the applicability of dividends and other terms regarding these stock awards.

(3)                                 Reflects payments made under the Company’s Executive Cash Incentive Plan. Please refer to the “Annual Cash Incentive Compensation” subsection below for a discussion of the performance targets and other criteria regarding the cash incentive awards for 2012.

(4)                                 The following table sets forth the components of all other compensation reported above for the Named Executive Officers in 2012.

2012 All Other Compensation

Name	Perquisites / Personal Benefits ($) (a)	Company Contributions to 401(k) Plan ($)	Total ($)

Paul W. Taylor	20,976	7,500	28,476

Michael B. Hobbs	14,764	7,500	22,264

Cathy P. Goss	14,646	7,350	21,996

(a)                                 The amounts reported above relate to the following perquisites or personal benefits: car allowance, premiums for executive long-term disability insurance, parking and cell phone reimbursements.

2012 Compensation.  The CNG Committee reviewed and evaluated all components of compensation with respect to the executive officers for 2012.

CEO Compensation.  In connection with his appointment as President and CEO in 2011, the CNG Committee and the independent directors of the Board, in determining and approving Mr. Taylor’s compensation package, considered Mr. Taylor’s level of qualifications and experience, his compensation levels relating to his prior positions with the Company and the compensation levels of the previous CEO and other existing senior officers.  As a result, Mr. Taylor’s annual base salary during 2011 was increased from $300,000 to $400,000, his target award level under the Executive Cash Incentive Plan for 2011 was set at 50% of base salary, and he was granted restricted stock awards whereby the targeted number of granted shares was based on 50% of Mr. Taylor’s new annual base salary. See “Outstanding Stock-Based Awards” below for further information with respect to these awards.

In February 2012, the CNG Committee and the independent directors of the Board reviewed and evaluated Mr. Taylor’s performance and compensation in executive session.  Based upon such evaluation, they determined not to change either Mr. Taylor’s base salary compensation ($400,000) or his target award level (50% of base salary) under the Executive Cash Incentive Plan for 2012 (see “Annual Cash Incentive Compensation” below), taking into account the results of the McLagan review in 2011.  In addition, at such time, the CNG Committee granted restricted stock awards to Mr. Taylor whereby the targeted number of granted shares was based on 50% of Mr. Taylor’s annual base salary.  See “Outstanding Stock-Based Awards” below for further information with respect to these awards.  As a member of management, Mr. Taylor does not receive any additional compensation for serving as a director of the Company.

Base Salary — Other Named Executive Officers.  The CNG Committee determined, based upon recommendation of the CEO, that 2012 base salaries for the two other Named Executive Officers would remain at the levels established in 2011, taking into account that Mr. Hobbs was hired in 2011, Ms. Goss was promoted in 2011 and that their respective annual base salaries had been evaluated by McLagan in 2011.

Annual Cash Incentive Compensation.  The CNG Committee determined the following quantitative performance measures, qualitative performance measures and award levels under our Executive Cash Incentive Plan for 2012.  Award levels are expressed as a percentage of base salary.  Under the plan, awards earned or not earned on the basis of the quantitative performance measure(s) may be increased or decreased based on the achievement of qualitative performance measures.

Quantitative Performance Measures.  For 2012, the following quantitative performance measures and related thresholds and targets, along with the respective weights of each performance measure, were established (the payout percentage level with respect to each performance measure is calculated by mathematical interpolation (on a continuous scale) between the performance threshold (0% payout level) and the performance target (100% payout level)):

		Performance Threshold	Performance Target
Weight	Performance Measure	(0% Payout Level)	(100% Payout Level)
		(dollars in thousands)
40%	Pre-Tax Net Income	$12,395	$14,582
20%	Classified Assets/Capital & ALLL	34%	29%
20%	Loan Growth	$59,111	$69,543
10%	Core Noninterest Expense (excluding OREO write-downs and FHLB prepayment expenses)	$60,601	$55,784
10%	Core Deposit Growth	$38,883	$45,745

The following table shows the award levels that were established for 2012:

Award Levels
Executive Officer	Achievement of Performance Threshold	Achievement of Performance Target	Exceeded Performance Target

CEO	0% of Base Salary	50% of Base Salary	Committee Discretion
Other Executive Officers	0% of Base Salary	40% of Base Salary	CEO/Committee Discretion

For 2012, the “Pre-Tax Net Income” performance measure was achieved at the 100% payout level (i.e., the full 40% weighting was attained), the “Classified Assets/Capital & ALLL” performance measure was achieved at the 100% payout level (i.e., the full 20% weighting was attained), the “Loan Growth” performance measure was achieved at a 14.4% payout level (i.e., a partial 3% weighting was attained), the “Core Noninterest Expense” performance measure was achieved at a 66.5% payout level (i.e., a partial 7% weighting was attained) and the “Core Deposit Growth” performance measure was achieved at the 100% payout level (i.e., the full 10% weighting was attained).  On an aggregate weighted basis, an 80% payout level was achieved with respect to all of the quantitative performance measures.

Qualitative Performance Measures.  In addition to the quantitative performance measures, the following qualitative performance measures were established for 2012:

(1)         Execution of strategic goals

(2)         Quality of regulatory relationships

(3)         Overall adherence to enterprise risk management

(4)         Individual contributions to the Company’s performance

In addition, for 2012, awards under the Executive Cash Incentive Plan were subject to disqualification if the Company and Guaranty Bank and Trust Company (the “Bank”) did not comply with the Written Agreement, dated January 22, 2010, by and among the Company, the Bank, the Federal Reserve Bank of Kansas City and the State of Colorado Division of Banking (the “Written Agreement”).  The Company and the Bank were in compliance with the Written Agreement during 2012 and as of May 22, 2012, the Written Agreement was terminated.

Each of the above qualitative measures were evaluated and considered by the CNG Committee in awarding bonuses under the Executive Cash Incentive Plan for 2012. With respect to each of Mr. Hobbs and Ms. Goss, the CNG Committee considered the CEO’s input regarding such executive officer’s contributions to the Company’s performance and the CEO’s recommendation on the amount of the aggregate bonus to be awarded under the Executive Cash Incentive Plan for 2012 for such executive officer.

After evaluating the various quantitative and qualitative performance measures against 2012 performance, the CNG Committee determined to award the following cash awards to the Named Executive Officers pursuant to the Executive Cash Incentive Plan: $200,000 to Mr. Taylor, $110,000 to Mr. Hobbs and $98,000 to Ms. Goss. Based upon the CNG Committee’s evaluation of the achievement of the various qualitative performance measures for 2012, the CNG Committee determined to increase the awards for each of the Named Executive Officers from the 80% payout level achieved under the quantitative performance measures to a full 100% payout level.

Outstanding Stock-Based Awards

2009 Awards.  In November 2009, the CNG Committee, based upon the recommendation of the then CEO, granted 40,000 shares of time-based restricted stock to Ms. Goss.  These grants were primarily made on the basis of retention and were made at a time when Ms. Goss was not an executive officer of the Company.  This grant vests in thirds on each of the second, third and fourth anniversaries of the grant date (November 10, 2009).

2010 Awards.  In August 2010, in connection with the CNG Committee’s implementation of a new long-term stock award program with respect to executive officers, with the objective of granting annual performance-based awards having a performance cycle of three years, Mr. Taylor was granted two different sets of stock awards.  The targeted number of shares for the combined grants was based on 50% of Mr. Taylor’s then existing annual base salary, with the number of targeted shares split evenly between the two different sets of stock awards.

With respect to the first set of stock awards (the “Written Agreement Stock Award”), the overall vesting of the award was contingent on the termination of the regulatory Written Agreement.  The Written Agreement terminated as of May 22, 2012 and as a result of such termination, one-third of the stock award vested as of such date and the vesting of the remaining two-thirds of the stock award solely became time-based. One-third of the stock award vested December 31, 2012 and the final one-third of the stock award is expected to vest on December 31, 2013.  Dividends are not paid on the shares unless and until the shares vest.  Mr. Taylor was granted 63,559 shares of the Written Agreement Stock Award.

With respect to the second set of stock awards (the “Financial Performance Stock Award”), the vesting of the award was based on two equally weighted metrics — average pre-tax return on assets (ROA) and average pre-tax income — during 2010 through 2012.  The targets for each metric were determined based on the Company’s internal five year financial plan.  The amount of any vested shares was to be determined by where the metric’s actual performance would fall within a 90% (“threshold level”) to 110% (“maximum level”) range of the performance target (“target level”).  The number of vested shares would be determined on a continuous scale by interpolation, with 25% of the targeted shares vesting at the threshold level, 100% of the targeted shares vesting at the target level and 200% percent of the targeted shares vesting at the maximum level.  Similar to the first set of awards, the overall vesting of the award was contingent on the termination of the Written Agreement (which terminated as of May 22, 2012).  Dividends would not be paid on the shares unless and until the shares vested.  Pursuant to this stock award, Mr. Taylor had an opportunity to earn 15,889 shares at the threshold level, 63,559 shares at the target level and 127,119 shares at the maximum level. Since none of the performance measures for these Financial Performance Stock Awards were achieved as of December 31, 2012, these stock awards for Mr. Taylor expired without vesting.

2011 Awards.  In 2011, in connection with the Company’s long-term stock award program with respect to executive officers, Messrs. Taylor and Hobbs were granted two different sets of stock awards, similar to the Written Agreement Stock Awards and Financial Performance Awards granted in 2010.  The targeted number of shares for the combined grants for Mr. Taylor was based on 50% of his then existing annual base salary, with 25% of the targeted shares allocated to Written Agreement Stock Awards and 75% of the targeted shares allocated to Financial Performance Awards.  The targeted number of shares for the combined grants for Mr. Hobbs was determined based on the overall compensation package in connection with his hiring in 2011 and the comparative level of restricted stock awards granted to other executive officers, with the number of targeted shares split evenly between Written Agreement Stock Awards and Financial Performance Awards.

With respect to the Written Agreement Stock Awards, in February 2011, Mr. Taylor was granted 28,847 shares of this stock award, with the vesting criteria and schedule identical to the Written Agreement Stock Awards granted in 2010 (see above).  In July 2011, Mr. Taylor was granted an additional 8,504 shares of this stock award in connection with his promotion.  As a result of the termination of the Written Agreement as of May 22, 2012, one-third of these stock awards vested as of such date and the vesting of the remaining two-thirds of these stock awards solely became time-based. One-third of these stock awards vested December 31, 2012 and the final one-third of these stock awards is expected to vest on December 31, 2013.  In August 2011, Mr. Hobbs was granted 50,000 shares of this stock award in connection with his hiring, with the terms of his vesting schedule being one year later.  For Mr. Hobbs’ award, one-third of the stock award vested on December 31, 2012 and one-third of the stock award is expected to vest on each of December 31, 2013 and December 31, 2014.  Dividends are not paid on the shares unless and until the shares vest.

With respect to the Financial Performance Awards granted in 2011, the vesting criteria (i.e., the metrics and weightings) were similar to the awards granted in 2010.  In addition, similar to the awards granted in 2010, the overall vesting of the award was contingent on the termination of the Written Agreement (which terminated as of May 22, 2012).  These stock awards expire as of December 31, 2013.  Dividends are not paid on the shares unless and until the shares vest.  With respect to the Financial Performance Awards granted in February 2011, Mr. Taylor has an opportunity to earn 21,634 shares at the threshold level, 86,538 shares at the target level and 173,076 shares at the maximum level (the “Taylor February 2011 FP Awards”).  With respect to the Financial Performance Awards granted in July 2011 in connection with Mr. Taylor’s promotion, Mr. Taylor has an opportunity to earn 6,377 shares at the threshold level, 25,510 shares at the target level and 51,020 shares at the maximum level (the “Taylor July 2011 FP Awards”).  The performance criteria for the Taylor July 2011 FP Awards were based on similar performance criteria for the Taylor February 2011 FP Awards with an adjustment to account for the commencement of the performance period as of July 1, 2011 to comply with Internal Revenue Code Section 162(m). With respect to the Financial Performance Awards granted in August 2011 in connection with Mr. Hobbs’ hiring, Mr. Hobbs has an opportunity to earn 12,500 shares at the threshold level, 50,000 shares at the target level and 100,000 shares at the maximum level (the “Hobbs 2011 FP Awards”).  The performance criteria for the Hobbs 2011 FP Awards were based on the Company’s budget revised in May 2011 and with the performance period commencing as of July 1, 2011 to comply with Internal Revenue Code Section 162(m).

The following table presents the performance measures, weights, targets and achievement levels for the Taylor February 2011 FP Awards:

		Performance Targets			% of Targeted Shares Vested
Metric	Weight	Threshold	Target	Maximum	Threshold	Target	Maximum
2011 – 13 Weighted Average (1) Pretax Return on Assets	50%	0.89%	0.99%	1.09%	25%	100%	200%
2011 – 13 Weighted Average (1) Pretax Net Income (dollars in millions)	50%	$17.0	$18.9	$20.8	25%	100%	200%

(1)                                 Weighted average is based on the following: 20% for 2011, 40% for 2012 and 40% for 2013.

The following table presents the performance measures, weights, targets and achievement levels for the Taylor July 2011 FP Awards:

		Performance Targets			% of Targeted Shares Vested
Metric	Weight	Threshold	Target	Maximum	Threshold	Target	Maximum
2011 – 13 Weighted Average (1) Pretax Return on Assets	50%	0.92%	1.02%	1.12%	25%	100%	200%
2011 – 13 Weighted Average (1) Pretax Net Income (dollars in millions)	50%	$16.7	$18.5	$20.4	25%	100%	200%

(1)                                 Weighted average is based on the following: 20% for 2011, 40% for 2012 and 40% for 2013.  2011 is only based on the six months ended December 31, 2011.

The following table presents the performance measures, weights, targets and achievement levels for the Hobbs 2011 FP Awards:

		Performance Targets			% of Targeted Shares Vested
Metric	Weight	Threshold	Target	Maximum	Threshold	Target	Maximum
2011 – 13 Weighted Average (1) Pretax Return on Assets	50%	0.88%	0.97%	1.07%	25%	100%	200%
2011 – 13 Weighted Average (1) Pretax Net Income (dollars in millions)	50%	$15.2	$16.9	$18.6	25%	100%	200%

(1)                                 Weighted average is based on the following: 20% for 2011, 40% for 2012 and 40% for 2013.  2011 is only based on the six months ended December 31, 2011.

In February 2011, the CNG Committee, based upon the recommendation of the then CEO, granted 35,000 shares of time-based restricted stock to Ms. Goss.  These grants were primarily made on the basis of retention and were made at a time when Ms. Goss was not an executive officer of the Company.  This grant vests in thirds on each of the second, third and fourth anniversaries of the grant date (February 8, 2011).

2012 Awards.  In February 2012, in connection with the Company’s long-term stock award program with respect to executive officers, each of the Named Executive Officers were granted two different sets of stock awards, time-based awards (“Time-Based Awards”) and performance-based awards (the “Performance-Based Awards”).  The targeted number of shares for the combined grants for each of the Named Executive Officers was based on 50% of such officer’s then existing annual base salary, with the number of targeted shares split evenly between the Time-Based Awards and Performance-Based Awards.

With respect to the Time-Based Awards granted in 2012, one-third of the stock awards vested on December 31, 2012 and one-third of the stock awards are expected to vest on each of December 31, 2013 and December 31, 2014.  Dividends are not paid on the shares unless and until the shares vest.  Mr. Taylor was granted 61,350 shares, Mr. Hobbs was granted 42,178 shares and Ms. Goss was granted 37,577 shares of such Time-Based Awards.

With respect to the Performance-Based Awards granted in 2012, the vesting of the awards is based primarily on a single metric — average return on average assets.  The targets for such metric were determined based on the Company’s internal financial plan.  The amount of any vested shares is to be determined by where the metric’s actual performance would fall within the range between the performance threshold level (“threshold level”) and the performance target level (“target level”).  The number of vested shares would be determined on a continuous scale by interpolation, with 25% of the granted shares vesting at the threshold level and 100% of the granted shares vesting at the target level (which is also the maximum level).  In addition, the overall vesting of the awards is subject to the Bank having an average monthly ratio of classified assets to Tier 1 capital plus allowance for loan losses of no more than 45% during the three year period ending December 31, 2014.  These stock awards expire as of December 31, 2014.  Dividends are not paid on the shares unless and until the shares vest.  With respect to the Performance-Based Awards granted in 2012, Mr. Taylor has an opportunity to earn 15,337 shares at the threshold level and 61,350 shares at the target level, Mr. Hobbs has an opportunity to earn 10,544 shares at the threshold level and 42,178 shares at the target level and Ms. Goss has an opportunity to earn 9,394 shares at the threshold level and 37,577 shares at the target level.

The following table presents the performance metric, targets and achievement levels for the 2012 Performance-Based Awards:

	Performance Targets		% of Granted Shares Vested
Metric	Threshold	Target	Threshold	Target
2012 – 14 Average Return on Average Assets(1)	0.72%	0.80%	25%	100%

(1)                                 For purposes of determining Return on Average Assets, actual pre-tax income each year is tax effected at a normalized tax rate of 35% irrespective of the actual tax rate each year.

The following table presents, with respect to the Named Executive Officers, outstanding equity awards at the end of 2012.

2012 Outstanding Equity Awards at Fiscal Year-End

		Stock Awards
				Performance Based Equity Incentive Plan Awards:
Name	Grant Date	Number of Shares of Stock That Have Not Vested (#)(1)	Market Value of Shares of Stock That Have Not Vested ($) (2)	Number of Unearned Shares (Unvested) (#) (3)	Market Value of Unearned Shares (Unvested) ($) (2)

Paul W. Taylor	8/6/2010	21,186	41,313	—	—
	2/8/2011	9,616	18,751	—	—
	2/8/2011	—	—	21,634	42,186
	7/6/2011	2,835	5,528	—	—
	7/6/2011	—	—	6,377	12,435
	2/7/2012	40,900	79,755
	2/7/2012	—	—	15,337	29,907

Michael B. Hobbs	8/8/2011	—	—	12,500	24,375
	8/8/2011	33,333	64,999
	2/7/2012	—	—	10,544	20,561
	2/7/2012	28,119	54,832

Cathy P. Goss	11/10/2009	13,333	25,999	—	—
	2/8/2011	35,000	68,250	—	—
	2/7/2012	25,051	48,849	—	—
	2/7/2012	—	—	9,394	18,318

(1)                                Please refer to the “Outstanding Stock-Based Awards” subsection above for a discussion of the vesting, the applicability of dividends and other terms regarding these time-based awards.

(2)                                 Market value is determined using the December 31, 2012 closing price of the Company’s voting common stock of $1.95 per share.

(3)                                 Represents shares of performance-based restricted stock at the “threshold” performance level.  Please refer to the “Outstanding Stock-Based Awards” subsection above for a discussion of the performance targets, vesting, the applicability of dividends and other terms regarding these performance-based awards.

Payments on Termination or Change in Control

Change in Control Severance Plan.  The Company has a Change in Control Severance Plan (the “CIC Plan”), of which each of the Named Executive Officers are participants.

The CIC Plan is a “double trigger” program, meaning payments are made only if the employee is terminated without cause or for good reason within the two years following a change in control.  Under those circumstances, the Company will (i) provide or pay, as the case may be, the participant (A) his or her accrued base salary and benefits through termination, plus his or her pro rata target annual bonus for the year in which the participant is terminated, and (B) a designated multiple of the participant’s annual compensation (annual base salary plus the average annual bonus for the two most recent years) and (ii) provide the participant and his or her dependents with medical, dental and vision coverage for the lesser of the number of years corresponding to the participant’s severance multiple or through the date the participant ceases to be eligible for COBRA, unless the participant obtains other health coverage.  If a participant is subject to any excise tax imposed under Section 4999 of the Internal Revenue Code by reason of a change in control, then the Company will pay to the participant an amount as specified in the CIC Plan, subject to a potential severance cutback (i.e., if the amounts payable to the participant do not exceed 110% of the greatest amount that could be paid to him without triggering the excise tax, then the amount payable will be reduced to that amount).  In consideration for the severance, a participant will be subject to a non-solicitation covenant following any termination of his or her employment for the number of years corresponding to the participant’s severance multiple. In addition, any participant with a severance multiple greater than 2 will be subject to a non-competition covenant for two years following any termination of his or her employment.  Mr. Taylor has a severance multiple of three (3) and Mr. Hobbs and Ms. Goss have a severance multiple of two (2).  The Plan is administered by the CNG Committee.  Under the CIC Plan:

•                  a “Change in Control” generally means (1) a change in the majority control of the Company; (2) a change in the majority (two-thirds under the Amended and Restated 2005 Stock Incentive Plan) control of the Company’s Board of Directors; or (3) the consummation of certain business combinations, including a reorganization, merger or consolidation, or the sale of all or substantially all of the assets of the Company, if the Company’s shareholders do not hold at least 55% (70% under the Amended and Restated 2005 Stock Incentive Plan) of the combined voting power of the resulting company and the existing directors do not constitute at least half (two-thirds under the Amended and Restated 2005 Stock Incentive Plan) of the board of directors of the resulting company.

•                  “Good Reason” generally means (1) the executive is assigned duties inconsistent with his position and present responsibilities; (2) the executive’s base salary is reduced or benefits are significantly reduced; (3) the executive is terminated other than for Cause (see below); or (4) the executive is required to be based more than 30 miles from the location of his place of employment immediately before the Change in Control, except for normal business travel in connection with his duties with the Company.  Isolated, insubstantial and inadvertent actions, taken in good faith and fully corrected by the Company before the date of termination do not generally constitute Good Reason.

•                  “Cause” generally refers to (1) an executive’s intentional, continued failure to perform his duties for reasons other than physical or mental illness; (2) an intentional illegal act or gross misconduct demonstrably injurious to the Company to more than a minimal extent; (3) an intentional act of fraud, embezzlement or theft in connection with the business of the Company; (4) a felony or a misdemeanor involving moral turpitude; or (5) an intentional breach of corporate fiduciary duty involving personal profit.

Amended and Restated 2005 Stock Incentive Plan.  Under the Company’s Amended and Restated 2005 Stock Incentive Plan, any unvested equity awards fully vest on a change in control.  No termination of employment is required.  The differences between the definition of “Change in Control” under the 2005 Stock Incentive Plan and the definition under the CIC Plan are noted in the first bullet point above.

Employee Severance Pay Plan.  This plan generally provides certain benefits to both salaried and hourly part-time and full-time employees (“eligible employees”) whose employment is involuntarily terminated because of permanent layoffs, permanent reductions in force, cutbacks in business, the discontinuance of all or any part of the Company’s operations or the elimination of an eligible employee’s job resulting from a change in the Company’s business needs, operations or organization (whether as a result of a reorganization, acquisition or merger or otherwise).  Benefits provided under the plan include a (i) basic severance benefit in which eligible employees receive compensation equal to one pay period based on, for salaried employees, the employee’s weekly base salary or, for hourly employees, the employee’s hourly wage multiplied by the number of hours that employee is scheduled to work; and (ii) a supplemental severance benefit (which is calculated net of the basic severance benefit).  The supplemental severance benefit provides employees with less than one year of continuous service with four weeks of salary, and employees with one or more year of continuous service with four weeks of salary and one additional week of salary for each full year of service beginning with the first year (with a maximum of 26 weeks).  In addition, the plan provides eligible employees at the senior vice president level with a minimum severance payment of twelve weeks and eligible employees at the executive vice president level with a minimum severance payment of sixteen weeks.  This plan is not available to executive officers to the extent that their terminations are covered by the CIC Plan.

Generally Available Benefits.  The Company provides limited termination benefits on a non-discriminatory basis to both salaried and hourly employees generally.  These payments and benefits include accrued salary and vacation pay and distributions of previously vested plan balances under the Company’s 401(k) plan.  Under the Company’s 401(k) plan, upon a change in control, any unvested Company contributions would fully vest.

REPORT OF THE AUDIT COMMITTEE

The role of the Audit Committee is to (i) assist Board oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s legal, regulatory and compliance matters, (c) the independent auditors’ qualifications and independence and (d) the performance of the independent auditors and the Company’s internal audit function; (ii) decide whether to appoint, retain or terminate the Company’s independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and (iii) prepare this Report. The Board has determined, upon recommendations from the CNG Committee, that each member of the Audit Committee is independent and financially literate and that at least one member, Keith R. Finger, is qualified as an audit committee financial expert, in each case in accordance with the rules of the SEC and the listing standards of NASDAQ.

The Audit Committee operates pursuant to a written charter that was amended as of February 5, 2013.  A copy of the Audit Committee charter may be obtained on the Company’s website at www.gbnk.com under the section entitled “Corporate Governance”.  As set forth in the charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent auditors are responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the audited consolidated financial statements as of and for the year ended December 31, 2012 with management and the independent auditors.  The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

Based upon the reports and discussions described above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee’s charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for 2012 be included in its Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Keith R. Finger, Chairman

Edward B. Cordes

Stephen D. Joyce

Stephen G. McConahey

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Certain directors and executive officers and corporations and other organizations associated with them and members of their immediate families were customers of and had banking transactions, including loans in certain cases, with the Company’s subsidiary bank in the ordinary course of business in 2011 and 2012.  These loans are exempt from the loan prohibitions of the Sarbanes-Oxley Act and were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with persons not related to the Company.  These transactions did not involve more than the normal risk of collectability or present other unfavorable features.  The Company expects its subsidiary bank to have banking transactions with such persons in the future.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

The Audit Committee has reappointed Crowe Horwath LLP (“Crowe Horwath”) as the independent registered public accounting firm to audit the financial statements of the Company for 2013.  Crowe Horwath has audited the financial statements of the Company since 2007.

Fees and Services

The following is a description of fees paid or payable by the Company to Crowe Horwath relating to the audit of the Company’s 2012 and 2011 consolidated financial statements and the fees for other professional services billed to the Company for 2012 and 2011:

Audit Fees:  The following table sets forth the audit fees for 2012 and 2011:

Audit Services	2012	2011

Audit of consolidated financial statements	$304,680	$314,600

Review of quarterly financial statements	90,000	105,000

Review of registration statements and issuance of consents	8,500	4,150

Total audit fees	$403,180	$423,750

Audit-Related Fees:  No audit-related fees were billed to the Company by Crowe Horwath for the years ended December 31, 2012 and 2011.

Tax Fees:  The aggregate tax fees billed to the Company by Crowe Horwath for the year ended December 31, 2012 totaled $43,700, which included fees for preparation of the Company’s 2011 tax returns and other tax compliance matters.  The aggregate tax fees billed to the Company by Crowe Horwath for the year ended December 31, 2011 totaled $28,000, which included fees for the preparation of the Company’s 2010 tax returns and other tax compliance matters.

All Other Fees:  No other fees were billed to the Company for the years ended December 31, 2012 and 2011.

Pre-Approval Policies and Procedures:  The Audit Committee requires advance approval by the Audit Committee of all audit, audit-related, tax and other services performed by the independent auditor.  In 2012 and 2011, the Audit Committee pre-approved all audit services, non-audit services, audit-related services and tax services performed for the Company by its independent registered public accountant.  In approving any non-audit services, the Audit Committee considered whether the provision of the services would be compatible with maintaining its independent registered public accountant’s independence.  The Audit Committee has delegated to its Chair the authority to pre-approve any audit or non-audit services to be performed by the independent auditor, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, the Company’s equity securities with the SEC.  Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on a review of the copies of such reports received by the Company, and on written representations from certain reporting persons, the Company believes that none of its directors, executive officers and 10% stockholders failed to file on a timely basis reports required by Section 16(a) during 2012, except that a late Form 4 was filed for Dr. Yates relating to shares purchased on January 30, 2012.

OTHER BUSINESS

Except as set forth herein, management has no knowledge of any other business to come before the Meeting.  If, however, any other matters of which management is now unaware properly come before this Meeting, it is the intention of the persons named in the proxy card to vote on the proposals set forth in the proxy card in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy card.

Stockholder Proposals and Director Nominations — 2014 Annual Meeting

Business must be properly brought before an annual meeting in order to be considered by stockholders.  To be considered for inclusion in the Company’s proxy statement for the 2014 Annual Meeting of Stockholders, a stockholder proposal must be received by the Company’s Secretary (at the address indicated below) no later than December 2, 2013 and must satisfy the requirements of Rule 14a-8 of Regulation 14A of the SEC proxy rules.  Any stockholder proposal submitted for inclusion in the Company’s proxy materials will be subject to the rules and regulations of the SEC concerning stockholder proposals.

With respect to any stockholder proposals to be submitted for the 2014 Annual Meeting of Stockholders, but not included in the Company’s proxy statement, the Company’s Bylaws require that a proposal must be delivered to the Company’s Secretary (at the address indicated below) no earlier than January 7, 2014 and no later than February 6, 2014 and must satisfy the requirements under Article I, Section 10 of the Company’s Bylaws.

Pursuant to Section 10 of Article I of the Company’s Bylaws, nominations for the election of directors may be made by a stockholder entitled to vote for the election of directors by delivering a notice in writing to the Company’s Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the date of the annual meeting of stockholders for the preceding year.  Director nominations proposed by stockholders for the 2014 Annual Meeting of Stockholders must be delivered to the Company’s Secretary (at the address indicated below) no earlier than January 7, 2014 and no later than February 6, 2014.  Pursuant to the Company’s Bylaws and the rules and regulations of the SEC, the notice stating a desire to nominate any person for election as a director of the Company must contain the following items:

•                  The stockholder’s name, address and beneficial ownership of shares of the Company, and any direct or indirect short interest of such stockholder in any shares of the Company, including evidence of ownership of any such shares and entitlement to vote such shares for the election of directors at the annual meeting,

•                  The name and age of the person(s) to be nominated,

•                  The business address, residential address and principal occupation or employment of each nominee during the past five (5) years, and the other information required by Items 401(e) and (f) of Regulation S-K under the Securities Exchange Act of 1934,

•                  The nominee’s signed consent to serve as a director of the Company, if elected,

•                  The number of shares of the Company’s stock beneficially owned by each nominee,

•                  A description of all arrangements and understandings between the stockholder and nominee pursuant to which the nomination is to be made, and

•                  Such other information concerning the nominee as would be required in a proxy statement soliciting proxies for the election of the nominee under the rules of the SEC.

A copy of the Company’s Bylaws specifying the above requirements will be furnished to any stockholder upon written request to the Secretary at the following address:

Guaranty Bancorp
Attention:  Christopher G. Treece, Secretary
1331 Seventeenth Street, Suite 345
Denver, Colorado  80202

Discretionary Authority Conferred in Proxy Solicited by the Company — 2014 Annual Meeting

The proxy solicited by the Company for the 2014 Annual Meeting of Stockholders will confer discretionary authority on the Company’s proxies on (i) any proposal presented by a stockholder at that meeting for which the Company has not been provided with notice on or prior to February 6, 2014 and (ii) any proposal made in accordance with Company’s Bylaws provisions, if the proxy statement relating to the 2014 Annual Meeting of Stockholders briefly describes the matter and how the Company’s proxies intend to vote on it and if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders interested in communicating with a director or with the directors as a group, or persons interested in communicating complaints concerning accounting, internal controls or auditing matters to the Audit Committee, may do so by writing in care of the Company’s Secretary at the address set forth above.  The Board of Directors has adopted a process for handling correspondence received by the Company and addressed to members of the Board.  Under that process, the Secretary of the Company reviews all such correspondence and forwards to the Board (or specific members of the Board, as appropriate) a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof, or that he or she otherwise determines requires their attention.  Concerns relating to accounting, internal controls or auditing matters are brought to the attention of the Company’s internal auditor, the chair of the Audit Committee and other members of the Company’s management review committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.  These procedures include the ability to post reports anonymously via an Internet-based tool or directed “hotline” available to employees for purposes of reporting alleged or suspected wrongdoing.  The procedures for handling communications with the Board of Directors and for handling complaints may be obtained on the Company’s website at www.gbnk.com under the section entitled “Corporate Governance”.

INCORPORATION BY REFERENCE

The section in this Proxy Statement entitled “Report of the Audit Committee” does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such Report by reference therein.

Appendix A

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GUARANTY BANCORP

GUARANTY BANCORP, a corporation duly organized and existing under the Delaware General Corporation Law (the “Company”), does hereby certify:

1.             The first paragraph of Article FOURTH of the Company’s Second Amended and Restated Certificate of Incorporation, as amended, is hereby amended in its entirety to read as follows:

“FOURTH. The total number of shares of all classes of stock that the corporation shall have authority to issue is 40,000,000, of which 28,750,000 shares of the par value of one-tenth of one cent ($0.001) per share shall be a separate class designated as Voting Common Stock (“Voting Common Stock”), 1,250,000 shares of the par value of one-tenth of one cent ($0.001) shall be a separate class designated as Non-Voting Common Stock (“Non-Voting Common Stock,” and together with Voting Common Stock, “Common Stock”) and 10,000,000 shares of the par value of one-tenth of one cent ($0.001) shall be a separate class designated as Preferred Stock.  Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, each five (5) shares of the Company’s issued and outstanding shares of Voting Common Stock, par value $0.001 per share, and Non-Voting Common Stock, par value $0.001 per share, shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Voting Common Stock, par value $0.001 per share, and Non-Voting Common Stock, par value $0.001 per share, respectively, of the Company (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split and, in lieu thereof, any holder of less than one share of Common Stock shall be entitled to receive cash for such holder’s fractional share equal to the product obtained by multiplying (a) the closing price per share of the Company’s Voting Common Stock as reported on the NASDAQ Stock Market, as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware, by (b) the fraction of one share owned by the stockholder.”

2.             The foregoing amendment was duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

3.             The foregoing amendment shall be effective as of 5:00 p.m., Eastern Time, on the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this certificate to be signed by its duly authorized officer on this            day of                 , 2013.

GUARANTY BANCORP

By:
Name: Paul W. Taylor
Title: President and Chief Executive Officer

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 9:59 P.M. Mountain Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 9:59 P.M. Mountain Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 GUARANTY BANCORP ATTN: CHRISTOPHER TREECE 1331 17TH STREE, STE. 345 DENVER, COLORADO 80202 M53797-P33349 GUARANTY BANCORP The Board of Directors recommends you vote FOR each of the following nominees: For Abstain Against 1. Election of Directors ! ! ! 1a. Edward B. Cordes The Board of Directors recommends you vote FOR proposals 2, 3 and 4: ! ! ! 1b. John M. Eggemeyer Against For Abstain ! ! ! ! ! ! 2. Ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013. 1c. Keith R. Finger ! ! ! 1d. Stephen D. Joyce 3. Amendment of the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of one-to-five. ! ! ! ! ! ! 1e. Gail H. Klapper ! ! ! ! ! ! 1f. Stephen G. McConahey 4. An advisory vote to approve the Company’s executive compensation (“Say-on-Pay”). ! ! ! The Board of Directors recommends you vote 3 YEARS on the following proposal: 1g. Paul W. Taylor Abstain 1 Year 3 Years 2 Years ! ! ! ! ! ! ! 1h. W. Kirk Wycoff 5. An advisory vote on the frequency of future Say-on-Pay votes. ! ! ! 1i. Albert C. Yates NOTE: Management knows of no other matters that are likely to be brought before the meeting. However, if any other matters are properly presented at the meeting, this Proxy will be voted in accordance with the recommendations of management. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. M53798-P33349 GUARANTY BANCORP PROXY FOR ANNUAL MEETING OF STOCKHOLDERS May 7, 2013 1:00 PM Mountain Time This proxy is solicited by the Board of Directors The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and appoint(s) Paul W. Taylor and Christopher G. Treece, or either of them, as proxies, each with the power to act alone and with full power of substitution, and hereby authorize(s) them to represent and to vote all of the shares of common stock of Guaranty Bancorp (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 7, 2013, or any adjournment or postponement thereof (the "Meeting"), in the manner directed in this Proxy, and to vote in their discretion with respect to such other business or matters as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed in this Proxy. If no such direction is made, this Proxy will be voted in accordance with the Board of Directors' recommendations. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THIS PROXY PROMPTLY. Continued and to be signed on reverse side